UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 11/30

Date of reporting period: 11/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2013

Fund Adviser:

The Roosevelt Investment Group, Inc.

317 Madison Avenue

Suite 1004

New York, NY 10017

Toll Free: (877) 322-0576

DISCUSSION – (Unaudited)

In the 12 month period ending November 30th 2013, the fund returned 25.37% and 25.77% for the Investor Class and Institutional Class, respectively, as compared with the 31.71% total return generated by the Russell 3000. A highly accommodative Federal Reserve, in conjunction with an improving US economy, helped to drive stocks higher, in our view. Much of the fund’s underperformance was due to our risk management tools, which are utilized to hedge certain risks and are designed to correlate negatively with the market. Towards the end of 2012 and into the early part of 2013, we had concerns about an uncertain domestic political environment. Specifically, we believed that the fiscal cliff as well as the federal budget sequester had the potential to derail capital markets. Fortunately the fiscal cliff was largely averted, and markets were able to move higher despite concerns regarding the extent to which the sequester might impair economic growth. As the year progressed, it became apparent that the Fed was contemplating a reduction in the size of its quantitative easing program. We felt that the resulting sharp increase in interest rates could potentially have negatively impacted both economic growth as well as the stock market. In hindsight though, the economy proved resilient and stocks were able to continue their ascent. Most recently, we entered the fourth quarter of the calendar year with an elevated level of cash and certain risk management tools in place. The rationale for this was what we perceived as a heightened level of political uncertainty, which would ultimately lead to a two-and-a-half week government shutdown. We were concerned that the market might react negatively to this, particularly if the shutdown were to adversely impact economic growth. As the quarter progressed and the political environment stabilized, we pared back our risk management tool holdings and began to reinvest our cash. These hedges, which typically have an inverse relationship with the market, negatively impacted the portfolio’s performance during these periods as stocks continued to move higher.

After the risk management tools, the Consumer Discretionary space was the largest detractor from the fund’s relative performance. Homebuilder Lennar declined nearly 7% over our holding period, as the stock was likely hurt by rising mortgage rates. The fund also owned a couple of retailers who had challenges managing through what has been a difficult period for many consumers, with unemployment remaining at elevated levels over the course of the year. Ulta Salon and PVH declined 12.5% and 8.6% respectively over the time that we owned them.

Our strongest relative performing sector was Information Technology, where the fund’s stocks in aggregate generated a return of nearly 44%, far surpassing the benchmark’s technology stocks, which gained 25.6%. Our two best performers in this space were Facebook and Cree, which generated returns of 74% and 73.5% respectively. Facebook was able to materially accelerate its mobile advertising revenues, while Cree benefitted from a successful new product launch.

Financial stocks were the largest absolute contributors to the fund’s performance. The stocks accounted for slightly over  1/4 of the fund’s total return for the year, and the fund’s Financial holdings modestly outperformed those of the benchmark. Our top performer in this area was Morgan Stanley, which returned approximately 87%. The stock reacted well to news earlier in the year that it was given approval by the Federal Reserve to complete its acquisition of the Smith Barney Wealth Management business. Moreover, the company is gaining market share in its equities business, and generating impressive margins in its brokerage business.

As we look forward, we believe that the combination of low inflation, an improving economy, and a still highly accommodative Federal Reserve should support stock prices. While valuation multiples expanded over the course of 2013, in our view this was justified by the improving macro environment as well as greater policy certainty. We now have a federal budget in place that we have confidence will keep the government afloat for the next couple of years. And while the Fed has begun tapering, we believe that the pace of reductions in asset purchases will remain slow and steady while short-term interest rates are likely to stay low for an extended period. Therefore, we do not believe that the PE ratio for the S&P 500, currently modestly above its 10-year average, implies that the market is overvalued.

1

Nevertheless, risks do remain. While we would not be overly concerned should longer term interest rates continue to edge higher at a measured pace, we believe a rapid increase could negatively impact asset prices and the real economy. China also remains a wild card, with the recent release of mixed economic data and expectations for slower growth compared with recent years. China’s monetary policy, contrary to most other major economies, is becoming less accommodative, as the central bank looks to curtail excess lending and rapidly rising home prices. Lastly, the debt ceiling remains an unsettled issue, and it appears that the United States will again reach its borrowing limit at some point in the next few months. However, we anticipate that politicians, after compromising in August 2011 and again this past October, will once again find a way to put aside their differences and come to a resolution.

2

INVESTMENT RESULTS – (Unaudited)

Total Returns*

(for the fiscal year ended November 30, 2013)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Investor Class	25.37%	11.66%	8.35%
S&P 500® Index**	30.30%	17.60%	7.69%
Russell 3000 Index**	31.71%	18.54%	8.09%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated April 1, 2013, were 1.23% of average daily net assets.

Total Returns*

(for the fiscal year ended November 30, 2013)

		Average Annual Returns
	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Institutional Class(a)	25.77%	11.96%	8.63%
S&P 500® Index**	30.30%	17.60%	7.69%
Russell 3000 Index**	31.71%	18.54%	8.09%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated April 1, 2013, were 0.98% of average daily net assets.

(a)

The Institutional Class commenced operations on October 16, 2012. This performance reflects the Fund’s Investor Class for periods prior to October 16, 2012. Unlike Institutional Class shares, Investor Class shares bear a 12b-1 fee of 0.25%. This difference is reflected in the performance information. Accordingly, had the Institutional Class of the Fund been operational for periods prior to October 16, 2012, the performance information would have been different as a result of lower annual operating expenses.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and the Russell 3000® Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

3

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund – Investor Class,

the S&P 500® Index, and the Russell 3000® Index: (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Investor Class of the Fund, the S&P 500® Index, and the Russell 3000 Index on November 30, 2003 and held through November 30, 2013. The performance of the Institutional Class of the Fund’s shares will be greater than or less than the line shown based on the differences in fees paid by shareholders investing in the different classes. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 3000® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2013 to November 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

5

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund – Investor Class	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid for the Period June 1, 2013 – November 30, 2013*
Actual	$1,000.00	$1,096.60	$6.08
Hypothetical**	$1,000.00	$1,019.27	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Roosevelt Multi-Cap Fund – Institutional Class	Beginning Account Value	Ending Account Value November 30, 2013	Expenses Paid During the Period*
Actual	$1,000.00	$1,098.20	$4.76
Hypothetical**	$1,000.00	$1,020.53	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

6

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS

November 30, 2013

COMMON STOCKS – 91.51%	Shares	Fair Value

Consumer Discretionary – 6.93%
GNC Holdings, Inc.	103,913	$6,253,484
Home Depot, Inc./The	80,713	6,511,118

		12,764,602

Consumer Staples – 2.77%
Archer-Daniels-Midland Co.	126,495	5,091,424

Energy – 4.41%
EOG Resources, Inc.	27,960	4,613,400
Kinder Morgan Management LLC *	45,730	3,501,546

		8,114,946

Financials – 23.66%
American International Group, Inc.	101,066	5,028,034
CIT Group, Inc.	55,323	2,792,705
CME Group, Inc.	17,992	1,474,444
Discover Financial Services	134,625	7,175,513
ICICI Bank Ltd. ADR	85,450	3,064,237
Morgan Stanley	262,736	8,223,637
Nomura Holdings, Inc. ADR	628,845	5,018,183
Ocwen Financial Corp. *	84,047	4,762,103
Wells Fargo & Co.	118,913	5,234,550
Westport Innovations, Inc. *	35,749	767,531

		43,540,937

Health Care – 16.24%
Biogen Idec, Inc. *	22,973	6,684,454
Celgene Corp. *	37,737	6,104,715
Eli Lilly & Co.	75,892	3,811,296
Incyte Corp. *	47,960	2,234,936
Pfizer, Inc.	211,751	6,718,859
Regeneron Pharmaceuticals, Inc. *	14,788	4,345,602

		29,899,862

Industrials – 16.87%
Chicago Bridge & Iron Co. NV	84,199	6,456,379
Eaton Corp. PLC	53,596	3,894,285
FANUC Corp. ADR	71,631	2,009,250
Hertz Global Holdings, Inc. *	215,067	5,217,525
Kansas City Southern	31,426	3,803,175
Proto Labs, Inc. *	37,231	2,766,263
Raytheon Co.	51,587	4,574,735
Timken Co.	45,013	2,329,873

		31,051,485

See accompanying notes which are an integral part of the financial statements.

7

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2013

COMMON STOCKS – 91.51% – continued	Shares	Fair Value

Information Technology – 17.65%
Broadcom Corp. – Class A	133,442	$3,561,567
Cognizant Technology Solutions Corp. – Class A *	53,422	5,015,792
Cree, Inc. *	49,543	2,764,499
eBay, Inc. *	63,925	3,229,491
Facebook, Inc. – Class A *	105,432	4,956,358
Microchip Technology, Inc.	107,458	4,651,857
Stratasys Ltd. *	36,142	4,256,443
Workday, Inc. *	49,114	4,044,538

		32,480,545

Materials – 2.98%
Lyondellbasell Industries N.V. – Class A	71,159	5,492,052

TOTAL COMMON STOCKS (Cost $126,850,540)		168,435,853

Exchange-Traded Funds – 4.72%
iPath S&P GSCI Crude Oil Total Return Index ETN *	87,046	1,899,344
WisdomTree Japan Hedged Equity Fund	134,943	6,788,982

TOTAL EXCHANGE-TRADED FUNDS (Cost $8,060,812)		8,688,326

Money Market Securities – 3.94%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.09% (a)	7,247,109	7,247,109

TOTAL MONEY MARKET SECURITIES (Cost $7,247,109)		7,247,109

TOTAL INVESTMENTS – 100.17% (Cost $142,158,461)		184,371,288

Liabilities in excess of other assets – (0.17)%		(309,435)

TOTAL NET ASSETS – 100.00%		$184,061,853

(a)	Rate disclosed is the seven day yield as of November 30, 2013.

*	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

8

ROOSEVELT MULTI-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2013

Assets
Investments in securities at fair value (cost $142,158,461)	$184,371,288
Receivable for fund shares sold	109,921
Dividends receivable	291,756
Interest receivable	698
Tax reclaims receivable	1,225

Total assets	184,774,888

Liabilities
Payable for fund shares redeemed	247,735
Payable for distributions to shareholders	300,784
Payable to Adviser	134,292
Accrued 12b-1 fees – Investor class	28,000
Payable to trustees	2,224

Total liabilities	713,035

Net Assets	$184,061,853

Net Assets consist of:
Paid-in capital	$123,528,153
Accumulated undistributed net investment income	–
Accumulated undistributed net realized gain from investment transactions	18,320,873
Net unrealized appreciation on investments	42,212,827

Net Assets	$184,061,853

Net Assets: Investor Class	$114,119,372

Shares outstanding (unlimited number of shares authorized, no par value)	5,681,210

Net asset value, offering and redemption price per share	$20.09

Net Assets: Institutional Class	$69,942,481

Shares outstanding (unlimited number of shares authorized, no par value)	3,458,865

Net asset value, offering and redemption price per share	$20.22

See accompanying notes which are an integral part of the financial statements.

9

ROOSEVELT MULTI-CAP FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2013

Investment Income
Dividend income (net of foreign taxes withheld of $52,316)	$2,109,185
Interest income	3,797

Total Investment Income	2,112,982

Expenses
Investment Adviser fee	1,547,788
12b-1 fee – Investor class	414,970
Trustee expenses	10,413
Overdraft fees	2,116

Total Expenses	1,975,287

Net Investment Income	137,695

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	18,904,387
Net change in unrealized appreciation of investment securities	19,831,925

Net realized and unrealized gain on investments	38,736,312

Net increase in net assets resulting from operations	$38,874,007

See accompanying notes which are an integral part of the financial statements.

10

ROOSEVELT MULTI-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Increase in net assets due to:
Operations
Net investment income	$137,695	$266,989
Net realized gain on investment securities transactions	18,904,387	8,686,081
Net change in unrealized appreciation of investment securities	19,831,925	9,819,885

Net increase in net assets resulting from operations	38,874,007	18,772,955

Distributions
From net investment income – Investor Class	(457,788)	(56,566)
From net investment income – Institutional Class	(860)	–
From net realized gains – Investor Class	(1,106,248)	(13,713,892)
From net realized gains – Institutional Class	(673,945)	–

Total distributions	(2,238,841)	(13,770,458)

Capital Transactions – Investor Class
Proceeds from shares sold	33,118,118	59,815,127
Reinvestment of distributions	1,327,446	9,929,199
Amount paid for shares redeemed	(117,479,108)	(62,762,009)

Total Investor Class	(83,033,544)	6,982,317

Capital Transactions – Institutional Class
Proceeds from shares sold	67,890,873	1,876,764 (a)
Reinvestment of distributions	498,594	–
Amount paid for shares redeemed	(2,168,988)	–

Total Institutional Class	66,220,479	1,876,764

Net increase (decrease) in net assets resulting from capital transactions	(16,813,065)	8,859,081

Total Increase in Net Assets	19,822,101	13,861,578

Net Assets
Beginning of period	164,239,752	150,378,174

End of period	$184,061,853	$164,239,752

Accumulated undistributed net investment income included in net assets at end of period	$–	$266,690

Share Transactions – Investor Class
Shares sold	1,823,992	3,875,259
Shares issued in reinvestment of distributions	70,502	682,889
Shares redeemed	(6,219,666)	(3,956,953)

Total Investor Class	(4,325,172)	601,195

Share Transactions – Institutional Class
Shares sold	3,427,564	115,861 (a)
Shares issued in reinvestment of distributions	24,670	–
Shares redeemed	(109,230)	–

Total Institutional Class	3,343,004	115,861

Net increase (decrease) in share transactions	(982,168)	717,056

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.

See accompanying notes which are an integral part of the financial statements.

11

ROOSEVELT MULTI-CAP FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Selected Per Share Data:
Net asset value, beginning of period	$16.23	$15.99	$16.45	$14.45	$13.12

Income from investment operations:
Net investment income (loss)	0.01 (a)	0.03	(0.03)	0.01	0.11 (a)
Net realized and unrealized gain (loss)	4.10	1.69	(0.42)	2.03	1.38

Total from investment operations	4.11	1.72	(0.45)	2.04	1.49

Less distributions to shareholders:
From net investment income	(0.05)	–	(0.01)	(0.04)	(0.16)
From net realized gain	(0.20)	(1.48)	–	–	–

Total distributions	(0.25)	(1.48)	(0.01)	(0.04)	(0.16)

Net asset value, end of period	$20.09	$16.23	$15.99	$16.45	$14.45

Total Return (b)	25.37%	11.87%	(2.75)%	14.12%	11.52%

Ratios and Supplemental Data:
Net assets, end of period (000)	$114,119	$162,359	$150,378	$194,342	$136,633
Ratio of expenses to average net assets	1.16%	1.25%	1.26%	1.26%	1.26%
Ratio of net investment income (loss) to average net assets	0.06%	0.17%	(0.13)%	0.08%	0.87%
Portfolio turnover rate	86%	116%	150%	122%	121%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

12

ROOSEVELT MULTI-CAP FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended November 30, 2013	Period Ended November 30, 2012(a)
Selected Per Share Data:
Net asset value, beginning of period	$16.24	$16.17

Income from investment operations:
Net investment income (loss) (b)	0.12	0.02
Net realized and unrealized gain (loss)	4.07	0.05

Total from investment operations	4.19	0.07

Less distributions to shareholders:
From net investment income	(0.01)	–
From net realized gain	(0.20)	–

Total distributions	(0.21)	–

Net asset value, end of period	$20.22	$16.24

Total Return (c)	25.77%	0.43	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$69,942	$1,881
Ratio of expenses to average net assets	0.91%	0.91	%(e)
Ratio of net investment income (loss) to average net assets	0.64%	1.62	%(e)
Portfolio turnover rate	86%	116	%(d)

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of the financial statements.

13

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2013

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. The Predecessor Fund commenced operations on December 21, 2001. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (“Roosevelt” or the “Adviser”).

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 21, 2001; and Institutional Class shares were first offered to the public on October 15, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Inverse and Leveraged ETFs – The Fund may invest in inverse and leveraged exchange traded funds (“ETFs”). These ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises. Because inverse and leveraged ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The net asset value and market price of leveraged or inverse ETFs is usually more volatile than the value of the tracked index or of other ETFs that do not use leverage.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund was subject to excise taxes for the 2012 excise period

14

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

and such excise tax amounts were paid by Huntington Asset Services, Inc. (“HASI”). The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The average cost method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2013, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) From Investment Transactions
Roosevelt Multi-Cap Fund	$41,122	$54,262	$(95,384)

15

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service or Adviser with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the Fund. These securities will be categorized as Level 1 securities.

16

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities, such as U.S. government securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

17

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$168,435,853	$—	$—	$168,435,853
Exchange-Traded Funds	8,688,326	—	—	8,688,326
Money Market Securities	7,247,109	—	—	7,247,109
Total	$184,371,288	$—	$—	$184,371,288

* Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended November 30, 2013.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund, in return for a “universal fee.” The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2013, the Adviser earned $1,547,788 from the Fund for its advisory services. At November 30, 2013, the Fund owed the Adviser $134,292 for these services.

The Trust retains HASI to manage the Fund’s business affairs and provide the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administrative, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

18

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Investor Class in connection with the promotion and distribution of Investor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended November 30, 2013, the Fund accrued 12b-1 fees for the Investor Class of $414,970 of which $28,000 was unpaid at November 30, 2013.

NOTE 5. INVESTMENTS

For the fiscal year ended November 30, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$—
Other	143,753,883
Sales
U.S. Government Obligations	$—
Other	167,869,691

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2013, no single person or entity owned more than 25% of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2013, the net unrealized appreciation of investments for tax purposes was as follows:

Gross appreciation	$44,632,520
Gross depreciation	(2,422,550)

Net appreciation on investments	$42,209,970

19

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 8. FEDERAL TAX INFORMATION – continued

At November 30, 2013, the aggregate cost of securities for federal income tax purposes was $142,161,318.

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 is as follows:

	2013	2012
Ordinary Income	$393,878	$56,566
Long-term Capital Gain	1,844,963	13,713,892

Total distributions paid	$2,238,841	$13,770,458

At November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$18,323,730
Unrealized net appreciation	42,209,970

$60,533,700

At November 30, 2013, the difference between book basis and tax-basis unrealized appreciation are primarily attributable to wash sale losses.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2013, that would merit recognition or disclosure in the financial statements. Based upon this evaluation, on December 27, 2013, a long-term capital gains distribution of $2.032398 per share was declared and paid to shareholders of record on December 26, 2013.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Roosevelt Multi-Cap Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 24, 2014

21

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

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Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

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OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-322-0576 to request a copy of the SAI or to make shareholder inquiries.

OTHER FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2013, the Fund designated $1,844,963 as long-term capital gain distributions.

24

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Roosevelt Multi-Cap Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, The Roosevelt Investment Group, Inc. (“Roosevelt”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or Roosevelt (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2013 via teleconference to consider the renewal of the management agreement between the Trust and Roosevelt on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) detailed 15(c) letter to Roosevelt requesting information that the Board likely would consider in renewing the Fund’s management agreement, and Roosevelt’s responses; (ii) description of factors considered by the Board in approving the Fund’s management agreement during the prior year; (iii) commentary prepared by Roosevelt discussing the Fund’s performance over the twelve-months ended May 31, 2013, factors affecting this performance, and why the performance varied from that of the Fund’s benchmarks; (iv) the Fund’s schedule of investments as of May 31, 2013; (v) a report prepared by the Administrator comparing the Fund’s performance returns to those of its benchmarks, Lipper Category Average, and peer group for the year-to-date, three-month, one-, three-, five- and ten-year periods ended May 31, 2013; comparing the Roosevelt Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Roosevelt Fund performance and volatility information as reported by Morningstar; (vi) an analysis of Roosevelt’s profitability from managing the Fund; (vii) a soft dollar report for the Fund; (viii) Roosevelt’s balance sheet as of May 31, 2013, and income statement for the year-to-date period ended May 31, 2013; (ix) a copy of the management agreement between the Trust and Roosevelt on behalf of the Fund; and (x) a report from the Trust’s Chief Compliance Officer summarizing Roosevelt’s compliance program. After discussing the materials, the Committee contacted certain executives of Roosevelt, Including Roosevelt’s Chief Compliance Officer, General Counsel and Chief Administrative Officer and Roosevelt’s Senior Compliance Manager, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on August 25 and 26, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Roosevelt on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed Roosevelt’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund, and whether the resources are sufficient. The Trustees determined that Roosevelt’s resources appear adequate, and specifically noted that Roosevelt continues to provide the services and support of various administrative and professional staff, including a chief compliance officer and five portfolio managers. The Trustees noted that Roosevelt was not proposing any changes to the level of services provided to the Fund.

25

(b)	Fund Performance – The Trustees discussed the performance of the Fund and reviewed materials provided by Roosevelt and the Administrator with respect to this performance. The Trustees considered that the Fund’s Investor Class shares had significantly underperformed its peer group average and median, and the return of its benchmarks (the Russell 3000 and S&P 500 Indices) over the one-, three-, and five-year periods ended May 31, 2013, but had outperformed its peer group average and median, and the return of its benchmarks, over the longer ten-year period. The Trustees considered Roosevelt’s representation that much of the Fund’s underperformance over more recent periods is a result of the use of hedging strategies, which held back performance of the Fund in comparison to the benchmarks and peer funds, which were more exposed to rallying equity markets. The Trustees recalled Roosevelt’s explanation that while the Fund does not invest directly in derivatives, to hedge or otherwise, its risk management strategy uses leveraged and inverse exchange-traded funds designed to correlate negatively with the market.

The Trustees also considered Roosevelt’s representation that it uses an investment strategy to manage private client assets and separately managed accounts that is similar to the strategy it uses to manage the Fund. The Trustees reviewed composite returns for the private client group and separately managed accounts, as provided by Roosevelt, and noted that the Fund’s performance was in line with the performance of these composites.

(c)	Fee Rate and Profitability – The Trustees considered that the Fund’s advisory fee is higher than the average and median advisory fee of its peer group. The Trustees noted, however, that unlike most mutual funds, the Fund has a “universal fee” structure, which means Roosevelt pays for most of the Fund’s operating expenses out of its management fee. The Trustees also considered that the total expense ratio for Investor Class shares is higher than the average and median total expense ratio of the peer group. The Trustees noted, however, that the majority of the funds in the Fund’s peer group do not charge a 12b-1 fee, and that if the Investor Class 12b-1 fee were not taken into account, that the Fund would have one of the lower total expense ratios among its peer group funds.

The Trustees next considered information presented by Roosevelt concerning the advisory fee it charges to other client accounts that are managed in a style similar to the Fund. The Trustees noted that smaller accounts managed by Roosevelt were charged an advisory fee that is higher than the fee paid by the Fund, while larger accounts are charged a lower advisory fee. The Trustees also noted Roosevelt’s explanation that its responsibilities with respect to the Fund are more extensive and time consuming than with respect to its other client accounts. The Trustees also considered information concerning another mutual fund managed by Roosevelt which offers Institutional Shares. Because this other mutual fund is not a “universal fee” fund, the Trustees reviewed this fund’s total net expense ratio, as disclosed in its prospectus, and noted that the Fund’s Institutional shares have a lower total net expense ratio than this other mutual fund.

The Trustees next reviewed and discussed Roosevelt’s balance sheet as of May 31, 2013, and income statement for the year-to-date period ended May 31, 2013. The Trustees also considered the profitability analysis provided to Roosevelt, which showed that whether or not marketing expenses are taken into consideration, Roosevelt is realizing a profit as a result of managing the Roosevelt Fund. The Trustees concluded that this profit is not excessive.

The Trustees considered other potential benefits that Roosevelt may receive in connection with its management of the Fund. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Fund along with other Roosevelt advisory clients. The Trustees noted that Roosevelt directs the Fund’s brokerage transactions to brokers who provide such research services, and considered Roosevelt’s report with respect to these transactions and Roosevelt’s representation that the research services are allocated to the benefit of all advisory clients, including the Fund.

26

(d)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Roosevelt as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees reviewed information provided by Roosevelt concerning the profit realized by Roosevelt in connection with its management of the Fund, and concluded that, at current asset levels, it did not appear that Roosevelt had begun to realize any significant economies of scale from managing the Fund. The Trustees noted that they would continue to review this in future years.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by Roosevelt to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Roosevelt on behalf of the Fund.

27

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at 1-877-322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

The Roosevelt Investment Group, Inc.

317 Madison Avenue, Suite 1004

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

28

Symons Institutional Funds

Annual Report

November 30, 2013

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.scm-funds.com

SYMONS INSTITUTIONAL FUNDS

We want to thank all of our shareholders for their support and loyalty over the past year and since the inception of the Symons Institutional Funds. Symons Capital Management, Inc. (SCM) constantly strives both to produce superior positive long-term returns and to provide excellent service and accessibility.

For the fiscal year ended November 30, 2013, the Symons Value Institutional Fund’s (SAVIX) one-year return was 16.05% versus the Russell 3000 Value Index return of 32.36%. The Symons Small Cap Institutional Fund’s (SSMIX) one-year return was 16.80% versus the Russell 2000 Index return of 40.99%. Since the inception of the Symons Value Institutional Fund on December 22, 2006 through November 30, 2013, the Fund has an annualized return of 6.19% versus the Russell 3000 Value Index return of 4.30%. Since the inception of the Symons Small Cap Institutional Fund on May 6, 2008 through November 30, 2013, the Fund has an annualized return of 3.45% versus the Russell 2000 Index return of 10.08%. The commentary below provides additional insight into our investment research and portfolio management thought process.

THE BIG PICTURE

On September 18th the Federal Reserve (Fed) reversed course and announced that it was not prepared to begin any reduction (“tapering”) of Quantitative Easing (QE), its massive monthly purchases of $45 billion of US Treasury securities and $40 billion of mortgage backed securities. Why? Apparently the Fed now believes we have an economy that is moribund. If that is true after four years of QE, what is the Fed going to do for an encore? It is doubtful that they will do what should have been done years ago, which is to allow debt destruction, thereby letting the private markets clean out unsustainable debt and causing imprudent investors (including big banks) to take losses, rather than shifting those risks to the American taxpayer through QE.

The Fed’s QE program has not been a success. Propping up the prices of financial assets has little to do with the supposed goals of more real economic activity and more job creation. Yet, the September 18th decision to continue the current pace of massive financial asset purchases risks additional short-term speculation and price distortions in the securities markets, without any identifiable benefit to the long-term real economy. It seems like we now have a confused yet frothy market. Government data was telling the market to buy growth stocks and prepare for a growing economy. However, the Fed decision at that time not to reduce QE purchases makes the market think that growth might not be the place to be or at least until the next Fed meeting.

From the standpoint of gauging probable long-term stock market returns, stock valuations are stretched. Warren Buffett noted in 1999 that “you have to be wildly optimistic to believe that corporate profits as a percent of GDP can, for any sustained period, hold much above 6%.” Corporate profit margins as a percentage of GDP are 70% above their historical norm. As a result, stocks are materially overvalued based on cyclically normalized corporate earnings measures, causing temporarily bloated corporate profit margins to mask the risk of price distortions generated by the Fed’s QE program. Over the long term, what the market values are earnings. Over the past two years, trailing 12-month earnings have grown only about 2% a year while the market has gone up about 15% a year. In other words, the past two years of stock market gains are mostly the result of investors being willing to pay a higher multiple for the same earnings. That is unsustainable.

Similar suggestions of market overvaluation and consequent investor caution are indicated by the “Tobin’s q” and the “Shiller P/E” measurements. Tobin’s q measures stock prices against the replacement cost of corporate assets. Shiller P/E measures stock prices against the net, inflation-adjusted earnings of the prior 10 years. Both measurements have done a remarkable job of correlating with long-term market returns and both suggest that U.S. stocks are materially overvalued for the long-term.

The perception of risk in the securities markets has also been distorted by the dramatic 2009 change in Financial Accounting Standards Board (FASB) accounting rules to abandon mark-to-market accounting for banks, thus eliminating the possibility that the financial statements of insolvent banks would show them to be insolvent if their mortgage assets were marked down to market value. Both the QE buying and the elimination of mark-to-market actions have caused risk perceptions to evaporate. Financial asset prices have been supported and bank solvency concerns have been suppressed through programs that are ultimately unsustainable.

1

What is the Fed’s plan going forward? No one knows. One possibility could be that the Fed is doing no more than hoping the economy will somehow roar back to life, and that all the bank assets not marked to market since 2009 really are worth their book values. Another possibility could be a fear that any reduction in QE purchases will cause a sustained rise in interest rates, increasing the cost of U.S. Treasury and other debt, precisely the type of fiscal crisis pain that politicians and the Fed have been trying to delay and, wishfully, avoid. While this may suggest a plan to continue QE indefinitely, there actually is a limited pool of QE-type assets to purchase, which suggests that the Fed will be forced to taper at some point.

Ultimately, what the Fed hopes to gain long-term from its uncertainty to taper or not to taper, other than political confusion, is baffling. Five years of close to zero interest rates and trillions of dollars of QE purchases have produced close to zero economic growth. China is faced with falling exports and a massive local government debt disaster. Europe is in a similar situation with its falling exports, massive sovereign debt burdens, and fears that higher interest rates will materially increase the risks of European sovereign and bank debt defaults.

The overall Big Picture is an unusual level of economic uncertainty around the world, with several possible catalysts for change in the securities markets.

THE ECONOMY AND INVESTMENT MARKETS

Even with the many potential economic problems that have arisen worldwide over the past two years, the investment markets seem to be comfortably numb to the consequential long-term risks. It seems that nothing can hurt investors for the simple reason that nothing has hurt them – recently. Tech valuations weren’t a problem in 2000 until they were. Bad mortgage financings weren’t a problem in 2008 until they were. Overvaluations and excess debt concerns aren’t a problem now, but could they be? In the past, obvious problems were discounted for a long time and markets bounced back from concerns – until they didn’t.

One only has to look back to the growing tech bubble circa 1997-2000 to realize that emotions can have a surprising effect on securities markets. But we are paid to be worriers and manage risk. Up until 2000, investors who didn’t go along for the tech ride were marginalized as dinosaurs who just didn’t understand the New Economy. Up until 2008, investors worried about excessive debt and its quality kept getting trampled by ever-higher prices. Today, stock market worriers are “fundamentalists” whose caution has left money on the table – at least during the current up-half of the market cycle. Those who believe in the current market’s momentum believe that, despite historical evidence of risk, the Fed is rigging the market for investors through QE support, and if you don’t play along you are certainly stubborn and probably not that intelligent.

Over the past two years Symons Capital certainly has not benefited by being cautious, but we have stayed in the game and adhered to our process. We have been cautious for good reasons. Our portfolio management is rooted in macro research and company-specific fundamental research, along with considering some technical data and sentiment information. Macro concerns have been mounting worldwide for years. As previously discussed, fundamental data suggests general overvaluation; it points us away from cyclical and financial stocks, and it points us toward defensive, high-quality stocks. Technical data generally has been mixed, with indexes staying above most trend lines, while also spending a lot of time suggesting they are overbought. Sentiment (which is hard to measure, particularly for the longer term) has been good to euphoric. It is hard to imagine sentiment getting much better and we continue to see a market facing a variety of macro, fundamental and technical issues.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

In the short-term, the securities markets are being heavily influenced by the actions of powerful but potentially capricious people and committee’s – Ben Bernanke and the Fed’s Open Market Committee, and FASB. Part of the popular narrative this past year was that rising interest rates were indicative of a growing economy with the result

2

that growth stocks (cyclicals and financials) did well. Rates have been very volatile and the Fed has indicated that a weak economy was part of their decision not to reduce QE purchases. We appear to be back to worrying about slow growth, commodity price inflation, a weaker dollar, weak employment and declining consumer disposable income. However, interest rates do not appear to be going back to their 2012 lows. The suggestion is that higher rates make the utilities, REITs and gold mining stocks we sold less attractive at this point, and weak economic growth makes the cyclicals and financials less attractive. In our judgment what remains most attractive are the defensively oriented, high-quality names that we have been holding and to which we have added.

We thought that the high-quality names would be the place to be because the anticipated tapering of Fed QE purchases would take away some of the excess money that has driven the securities markets for the past several years. As it turns out, while there was no Fed tapering early in the year, we believe our defensively oriented, high-quality stocks should do well going forward. Additionally, the possibility of an eventual taper should weaken support of financial assets and securities market prices, which also favors our decision to rotate into high-quality stocks. Looking forward, we like where we are.

As regular readers and shareholders know, we view cash as a sensible asset class in our portfolios. Warren Buffett is currently holding his biggest cash hoard ever—$49 billion. The large, $100 billion investment firm of GMO is holding 50% of its mainstream portfolio in cash. We too believe there is a case for holding some cash in the current market. Cash enables an investor to take advantage of better prices that could be available in the next year or so. Holding cash is not timing the market; it is rejecting the notion that everything should be invested immediately. If the past 14 years show anything, it is that bargains come along with surprising frequency. Therefore, if there are no immediately compelling investment opportunities, it is a reasonable choice to wait and be free to invest in the next fire sale. If the Fed ultimately winds down its ineffective QE policy or some other risk catalyst surfaces, we believe that many investors will likely rediscover the virtues of holding some cash. We welcome the opportunity to put our cash to work.

PERFORMANCE

Both of the Symons Institutional Funds are actively managed Funds and will not correspond or track our relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that beat our benchmark over 5 and 10 year periods of time.

Both of the Symons Institutional Funds performed as expected versus their respective benchmarks for the fiscal year ended November 30, 2013. Simply put, we have had elevated cash levels in both of our Funds and minimal exposure to the Financial and Cyclical Sectors, which provided a good deal of drag on the portfolios in this frothy market. In our view, cash holdings in the Funds are a by-product of an overvalued market where we feel equities are fully priced, and we are not willing to take on additional risk just to be in the market and/or fully invested.

Buying stocks for the long-term requires fortitude, particularly in down markets. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. It is common for us to purchase a stock that subsequently declines in price for a period of time. We have seen many of our holdings rebound to above our purchase price, but initially the original purchase can appear to be less than brilliant. The result is that we often have to demonstrate patience if the market for a stock doesn’t immediately go our way. As we try to articulate to every shareholder, we get paid to manage risk.

In the Symons Value Institutional Fund, the long-term plan (as always) is first to manage risk and second to make money. This means that we have a long-term view of what opportunities are consistent with the strategy’s cautious capital appreciation focus. While the Symons Small Cap Institutional Fund will continue to seek to purchase stocks that have both value and capital appreciation characteristics, we follow the same long-term plan. Even if the current market continues to swoon, we likely will continue to hold some cash in both Funds until it becomes rather clear that the economy is headed for a recovery and sustainable for the long-term.

3

FOR THE FUTURE

Still, some will ask why SCM should be worried about a market decline at this point, after so many years of Fed QE purchases supporting securities prices. In summary, we believe stock valuations are high, the effect of the Fed’s massive QE support of the markets is waning, and the global financial picture is troublesome for a lot of sovereign debt worldwide. For us, the evidence tilts toward the probability of a longer-term decline, which can be an opportunity. We prefer not to wait for the unknown catalyst at the market peak that many wait for, at which point many believe they can all get out by selling to the next greater fool. The long-term problem with mispricing risk is that there is no way out without someone taking losses. We would rather not be that fool.

In addition, with the longer-term prospect of higher interest rates, we believe it is sensible to concentrate on high quality companies that are generally defensively positioned. At some point in a decline, we would hope to buy into more cyclically oriented stocks to round out the portfolios. While that is our general bias on probabilities, our judgment will change as circumstances change and become clearer, and as the markets respond to changing circumstances and catalysts. While the future ultimately is largely inscrutable, it pays to try to prepare for all outcomes and to consider what the most likely probabilities are. Right now, what we see tells us to be cautious. While taking moderate risks in the stock market is necessary; taking material risk in this stock market is to be avoided.

As was true in 2000 and 2008, one big mistake can wipe out a string of successes. Thus, it makes sense to identify and avoid serious risks, including those never before seen, such as the Fed’s QE purchases. The best market opportunities appear with a material decline in valuations and the accompanying increase in the perception of risk by investors. We continue to believe that better investment opportunities will emerge over the course of the current market cycle as market conditions change.

Thank you for your trust and confidence.

Sincerely,

Colin E. Symons, CFA	Michael P. Czajka

Chief Investment Officer	Chief Executive Officer

4

Investment Results – (Unaudited)

Total Returns*

(for the periods ended November 30, 2013)

		Average Annual Returns
	1 Year	5 Year	Since Inception (December 22, 2006)
Symons Value Institutional Fund	16.05%	13.22%	6.19%
Russell 3000 Value Index**	32.36%	16.58%	4.30%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated May 22, 2013, were 1.33% of average daily net assets (1.25% after fee waivers/expense recaptures by the Adviser), which includes Acquired Fund Fees and Expenses of 0.04%. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as(a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 3000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2013. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

6

Investment Results – (Unaudited)

Total Returns*

(for the periods ended November 30, 2013)

		Average Annual Returns
	1 Year	5 Year	Since Inception (May 6, 2008)
Symons Small Cap Institutional Fund	16.80%	16.62%	3.45%
Russell 2000 Index**	40.99%	20.97%	10.08%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated April 1, 2013, were 2.13% of average daily net assets (1.59% after fee waivers/expense reimbursements by the Adviser), which includes Acquired Fund Fees and Expenses of 0.03%. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions; borrowing costs, such as(a) interest and (b) dividendexpenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses do not exceed 1.56% of the Fund’s average daily net assets through March 31, 2016.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 2000 Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

7

The chart above assumes an initial investment of $10,000 made on May 6, 2008 (commencement of Fund operations) and held through November 30, 2013. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 2000 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

8

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

[1]	As a percent of net assets.

The investment objective of the Symons Small Cap Institutional Fund is long-term capital appreciation.

9

Availability of Portfolio Schedule – (Unaudited)

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one or both of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2013 to November 30, 2013.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not any of the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period* June 1, 2013 – November 30, 2013
Actual	$1,000.00	$1,061.10	$6.25
Hypothetical **	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Symons Small Cap Institutional Fund	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period* June 1, 2013 – November 30, 2013
Actual	$1,000.00	$1,052.30	$8.03
Hypothetical **	$1,000.00	$1,017.25	$7.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

10

Symons Small Cap Institutional Fund

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stocks — 80.91%
Aerospace & Defense — 3.86%
Aerovironment, Inc. *	4,800	$144,816
Alliant Techsystems, Inc.	1,290	156,387

		301,203

Apparel Retail — 5.42%
Aeropostale, Inc. *	8,150	84,108
Brown Shoe Co., Inc.	7,000	180,110
Francesca’s Holdings Corp. *	8,070	158,333

		422,551

Apparel, Accessories & Luxury Goods — 4.00%
Jones Group, Inc./The	7,300	102,492
Vera Bradley, Inc. *	8,350	209,752

		312,244

Communications Equipment — 1.24%
InterDigital, Inc.	2,850	96,587

Construction & Farm Machinery — 1.22%
Lindsay Corp.	1,250	95,488

Consumer Finance — 4.00%
EZCORP, Inc. - Class A *	9,800	114,464
Green Dot Corp. *	8,150	197,637

		312,101

Data Processing & Outsourced Services — 5.40%
Cardtronics, Inc. *	3,500	149,065
NeuStar, Inc. - Class A *	5,580	272,025

		421,090

Diversified Chemicals — 1.13%
LSB Industries, Inc. *	2,750	88,220

Electrical Components & Equipment — 2.32%
Brady Corp. - Class A	2,650	83,025
II-VI, Inc. *	5,990	97,936

		180,961

Environmental & Facilities Services — 2.57%
Tetra Tech, Inc. *	7,000	200,130

Fertilizers & Agricultural Chemicals — 1.27%
Intrepid Potash, Inc.	6,400	98,880

Food Distributors — 4.80%
Andersons, Inc./The	2,700	229,689
United Natural Foods, Inc. *	2,100	144,585

		374,274

Gold — 0.47%
Golden Star Resources Ltd. *	81,500	36,675

Home Entertainment Software — 2.09%
Take-Two Interactive Software, Inc. *	9,950	162,782

See accompanying notes which are an integral part of the financial statements.

11

Symons Small Cap Institutional Fund

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stocks — 80.91% - continued
Investment Banking & Brokerage — 1.19%
Greenhill & Co., Inc.	1,690	$92,460

Leisure Products — 1.06%
LeapFrog Enterprises, Inc. *	9,600	82,656

Movies & Entertainment — 2.45%
DreamWorks Animation SKG, Inc. - Class A *	6,000	191,160

Multi-Utilities — 2.60%
Avista Corp.	7,440	202,740

Office Services & Supplies — 1.61%
United Stationers, Inc.	2,800	125,944

Oil & Gas Equipment & Services — 1.13%
McDermott International, Inc. *	10,800	88,020

Packaged Foods & Meats — 12.38%
B&G Foods, Inc.	4,530	156,874
Cal-Maine Foods, Inc.	2,400	131,880
Diamond Foods, Inc. *	8,830	218,454
Flowers Foods, Inc.	2,362	51,326
Sanderson Farms, Inc.	3,900	266,526
TreeHouse Foods, Inc. *	2,000	140,300

		965,360

Paper Products — 2.78%
Clearwater Paper Corp. *	4,100	217,095

Personal Products — 1.17%
Elizabeth Arden, Inc. *	2,300	90,919

Reinsurance — 2.23%
Endurance Specialty Holdings Ltd.	3,050	173,545

Restaurants — 1.25%
BJ’s Restaurants, Inc. *	3,300	97,812

Semiconductors — 1.04%
Cirrus Logic, Inc. *	4,020	81,124

Specialized Consumer Services — 6.45%
Hillenbrand, Inc.	4,400	123,640
Outerwall, Inc. *	3,250	222,300
Weight Watchers International, Inc.	4,850	157,188

		503,128

Trucking — 1.49%
Knight Transportation, Inc.	6,500	116,155

See accompanying notes which are an integral part of the financial statements.

12

Symons Small Cap Institutional Fund

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stocks — 80.91% - continued
Water Utilities — 2.29%
California Water Service Group	7,800	$178,308

Total Common Stocks (Cost $5,360,397)		6,309,612

Real Estate Investment Trusts — 3.23%
Potlatch Corp.	2,100	83,685
Washington Real Estate Investment Trust	7,100	168,554

Total Real Estate Investment Trusts (Cost $272,834)		252,239

Money Market Securities — 16.31%
Fidelity Institutional Money Market Treasury Only - Class I, 0.01% (a)	1,271,694	1,271,694

Total Money Market Securities (Cost $1,271,694)		1,271,694

Total Investments — 100.45% (Cost $6,904,925)		7,833,545

Liabilities in Excess of Other Assets — (0.45)%		(34,812)

TOTAL NET ASSETS — 100.00%		$7,798,733

(a)	Rate disclosed is the seven day yield as of November 30, 2013.
*	Non-income producing security.

See accompanying notes which are an integral part of the financial statements.

13

Symons Value Institutional Fund

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stocks — 86.15%
Aerospace & Defense — 5.88%
Northrop Grumman Corp.	47,400	$5,341,032

Biotechnology — 3.31%
Amgen, Inc.	26,400	3,011,712

Brewers — 7.19%
Ambev SA ADR	405,000	3,061,800
Molson Coors Brewing Co. - Class B	66,000	3,476,220

		6,538,020

Electronic Components — 2.29%
Corning, Inc.	121,740	2,079,319

General Merchandise Stores — 4.46%
Target Corp.	63,400	4,053,162

Gold — 0.31%
Sibanye Gold Ltd. ADR	56,175	278,066

Health Care Services — 3.87%
Express Scripts Holding Co. *	52,300	3,522,405

Household Products — 5.12%
Procter & Gamble Co.	55,300	4,657,366

Integrated Telecommunication Services — 3.60%
AT&T, Inc.	92,850	3,269,248

Leisure Products — 4.11%
Hasbro, Inc.	69,400	3,735,108

Packaged Foods & Meats — 17.39%
Campbell Soup Co.	97,000	3,756,810
ConAgra Foods, Inc.	91,200	3,008,688
Hershey Co./The	30,300	2,935,767
Kellogg Co.	37,700	2,286,128
Kraft Foods Group, Inc.	17,500	929,600
Mondelez International, Inc. - Class A	86,220	2,890,957

		15,807,950

Pharmaceuticals — 11.86%
GlaxoSmithKline PLC ADR	44,800	2,370,816
Novo-Nordisk A/S ADR	24,000	4,289,520
Teva Pharmaceutical Industries Ltd. ADR	101,000	4,116,760

		10,777,096

Soft Drinks — 3.72%
PepsiCo, Inc.	40,000	3,378,400

Systems Software — 8.75%
Microsoft Corp.	96,100	3,664,293
Oracle Corp.	121,400	4,284,206

		7,948,499

See accompanying notes which are an integral part of the financial statements.

14

Symons Value Institutional Fund

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stocks — 86.15% - continued
Tobacco — 4.29%
Philip Morris International, Inc.	45,600	$3,900,624

Total Common Stocks (Cost $62,282,379)		78,298,007

Money Market Securities — 14.85%
Fidelity Institutional Money Market Treasury Only - Class I, 0.01% (a)	13,495,102	13,495,102

Total Money Market Securities (Cost $13,495,102)		13,495,102

Total Investments — 101.00% (Cost $75,777,481)		91,793,109

Liabilities in Excess of Other Assets — (1.00)%		(911,142)

TOTAL NET ASSETS — 100.00%		$90,881,967

(a)	Rate disclosed is the seven day yield as of November 30, 2013.
*	Non-income producing security.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

15

Symons Institutional Funds

Statements of Changes in Net Assets

	Symons Value Institutional Fund		Symons Small Cap Institutional Fund
	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2013	Year Ended November 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,157,071	$1,283,828	$1,836	$(46,553)
Net realized gain (loss) on investment securities and foreign currency transactions	5,250,673	1,816,644	(1,515)	340,670
Net change in unrealized appreciation of investment securities	6,507,136	4,222,016	1,183,669	291,195

Net increase in net assets resulting from operations	12,914,880	7,322,488	1,183,990	585,312

Distributions
From net investment income	(1,106,731)	(1,284,093)	(31,644)	—
From net realized gains	(5,246,292)	(1,801,152)	(37,118)	(112,501)
From return of capital	—	(103,052)	(11,408)	—

Total distributions	(6,353,023)	(3,188,297)	(80,170)	(112,501)

Capital Transactions
Proceeds from shares sold	13,664,491	26,886,114	1,382,453	2,054,686
Proceeds from redemption fees (a)	2,338	5,927	84	1,416
Reinvestment of distributions	5,616,854	2,638,492	79,533	110,551
Amount paid for shares redeemed	(26,354,645)	(14,096,396)	(2,502,263)	(9,322,886)

Net increase (decrease) in net assets resulting from capital transactions	(7,070,962)	15,434,137	(1,040,193)	(7,156,233)

Total Increase (Decrease) in Net Assets	(509,105)	19,568,328	63,627	(6,683,422)

Net Assets
Beginning of period	91,391,072	71,822,744	7,735,106	14,418,528

End of period	$90,881,967	$91,391,072	$7,798,733	$7,735,106

Accumulated undistributed net investment income (loss) included in net assets at end of period	$50,334	$—	$(25,675)	$—

Share Transactions
Shares sold	1,147,669	2,495,289	144,783	234,217
Shares issued in reinvestment of distributions	474,984	240,975	7,722	12,408
Shares redeemed	(2,290,106)	(1,286,785)	(263,838)	(1,048,760)

Net increase (decrease) in share transactions	(667,453)	1,449,479	(111,333)	(802,135)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of the financial statements.

16

Symons Institutional Funds

Statements of Assets and Liabilities

November 30, 2013

	Symons Value Institutional Fund	Symons Small Cap Institutional Fund
Assets
Investment in securities:
At cost	$75,777,481	$6,904,925

At fair value	$91,793,109	$7,833,545
Cash	10,125	—
Receivable for fund shares sold	14,124	570
Interest receivable	123	11
Dividends receivable	239,211	2,605
Receivable from Adviser	—	5,550
Prepaid expenses	22,976	5,273

Total Assets	92,079,668	7,847,554

Liabilities
Payable for fund shares redeemed	469,470	12,360
Payable for distributions to shareholders	597,353	638
Payable to Adviser	65,168	—
Payable to administrator, fund accountant, and transfer agent	27,835	5,867
Payable to custodian	4,194	1,131
Payable to trustees and officers	5,390	5,391
Other accrued expenses	28,291	23,434

Total Liabilities	1,197,701	48,821

Net Assets	$90,881,967	$7,798,733

Net Assets consist of:
Paid-in capital	$74,829,360	$6,922,370
Accumulated undistributed net investment income (loss)	50,334	(25,675)
Accumulated undistributed net realized loss from investments	(13,355)	(26,582)
Net unrealized appreciation on investments	16,015,628	928,620

Net Assets	$90,881,967	$7,798,733

Shares outstanding (unlimited number of shares authorized, no par value)	7,688,208	757,196

Net asset value (“NAV”) and offering price per share	$11.82	$10.30

Redemption price per share (NAV * 98%) (a)	$11.58	$10.09

(a)	The Funds charge a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of the financial statements.

17

Symons Institutional Funds

Statements of Operations

For the year ended November 30, 2013

	Symons Value Institutional Fund	Symons Small Cap Institutional Fund
Investment Income
Dividend income (net of foreign taxes withheld of $26,116 and $1,101)	$2,308,165	$121,242
Interest income	1,506	131

Total investment income	2,309,671	121,373

Expenses
Investment Adviser fee	879,741	84,267
Administration expenses	69,842	6,016
Fund accounting expenses	45,969	3,965
Transfer agent expenses	49,106	24,470
Legal expenses	25,672	25,053
Registration expenses	23,223	23,419
Custodian expenses	16,010	4,093
Audit expenses	14,500	14,500
Trustee expenses	11,156	11,157
Insurance expense	3,511	3,502
Pricing expenses	1,725	2,679
Report printing expense	22,435	5,222
24f-2 expense	(2,007)	—
CCO expense	10,022	10,022
Miscellaneous expenses	1,750	712

Total expenses	1,172,655	219,077
Fees waived by Adviser	(38,432)	(99,540)

Net operating expenses	1,134,223	119,537

Net investment income	1,175,448	1,836

Net Realized and Unrealized Gain on Investments
Net realized gain (loss) on investment securities transactions	5,232,296	(1,483)
Net realized loss on foreign currency transactions	—	(32)
Net change in unrealized appreciation of investment securities	6,507,136	1,183,669

Net realized and unrealized gain on investments	11,739,432	1,182,154

Net increase in net assets resulting from operations	$12,914,880	$1,183,990

See accompanying notes which are an integral part of the financial statements.

18

Symons Institutional Funds

Statements of Operations

For the year ended November 30, 2013

	Symons Value Institutional Fund	Symons Small Cap Institutional Fund
Investment Income
Dividend income (net of foreign taxes withheld of $26,116 and $1,101)	$2,289,788	$121,242
Interest income	1,506	131

Total investment income	2,291,294	121,373

Expenses
Investment Adviser fee	879,741	84,267
Administration expenses	69,842	6,016
Fund accounting expenses	45,969	3,965
Transfer agent expenses	49,106	24,470
Custodian expenses	16,010	4,093
Legal expenses	25,672	25,053
Registration expenses	23,223	23,419
Audit expenses	14,500	14,500
Trustee expenses	11,156	11,157
CCO expense	10,022	10,022
Miscellaneous expenses	27,414	12,115

Total expenses	1,172,655	219,077
Fees waived by Adviser, net of recoupment	(38,432)	(99,540)

Net operating expenses	1,134,223	119,537

Net investment income	1,157,071	1,836

Net Realized and Unrealized Gain on Investments
Net realized gain (loss) on investment securities transactions	5,250,673	(1,483)
Net realized loss on foreign currency transactions	—	(32)
Net change in unrealized appreciation of investment securities	6,507,136	1,183,669

Net realized and unrealized gain on investments	11,757,809	1,182,154

Net increase in net assets resulting from operations	$12,914,880	$1,183,990

See accompanying notes which are an integral part of the financial statements.

19

Symons Institutional Funds

Financial Highlights

(For a share outstanding throughout each period)

	Symons Small Cap Institutional Fund
	Year ended November 30, 2013	Year ended November 30, 2012		Year ended November 30, 2011		Year ended November 30, 2010		Year ended November 30, 2009
Selected Per Share Data:
Net asset value, beginning of period	$8.91	$8.63		$9.83		$8.27		$5.60

Income from investment operations:
Net investment income (loss)	— (b)	(0.03	)(a)	(0.01	)(a)	(0.01	)(a)	(0.03	)(a)
Net realized and unrealized gain
(loss) on investments	1.50	0.44		(0.27)		1.74		2.76

Total income (loss) from investment operations	1.50	0.41		(0.28)		1.73		2.73

Less distributions to shareholders:
From net investment income	(0.04)	—		—		—		—	(b)
From net realized gain	(0.05)	(0.13)		(0.90)		(0.17)		(0.05)
From return of capital	(0.02)	—		(0.02)		—		(0.01)

Total distributions	(0.11)	(0.13)		(0.92)		(0.17)		(0.06)

Paid in capital from redemption fees (b)	—	—		—		—		—

Net asset value, end of period	$10.30	$8.91		$8.63		$9.83		$8.27

Total Return (c)	16.80%	4.76%		(2.25)%		20.93%		49.15%
Ratios and Supplemental Data:
Net assets, end of period (000)	$7,799	$7,735		$14,419		$12,882		$2,587
Ratio of expenses to average net assets	1.56%	1.56%		1.56%		1.56%		1.56%
Ratio of expenses to average net assets before reimbursement by Adviser	2.86%	2.10%		2.07%		3.33%		16.87%
Ratio of net investment income (loss) to average net assets	0.02%	(0.37)%		(0.14)%		(0.25)%		(0.37)%
Portfolio turnover rate	52%	56%		120%		46%		55%

(a)	Calculated using average shares method.
(b)	Resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

20

Symons Institutional Funds

Financial Highlights

(For a share outstanding throughout each period)

	Symons Value Institutional Fund
	Year ended November 30, 2013		Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2009
Selected Per Share Data:
Net asset value, beginning of period	$10.94		$10.40	$9.94	$9.79	$7.94

Income from investment operations:
Net investment income (loss)	0.16		0.16	0.11 (a)	0.09 (a)	0.09 (a)
Net realized and unrealized gain
(loss) on investments	1.59		0.77	0.80	0.56	1.95

Total income (loss) from investment operations	1.75		0.93	0.91	0.65	2.04

Less distributions to shareholders:
From net investment income	(0.15)		(0.16)	(0.09)	(0.13)	(0.08)
From net realized gain	(0.72)		(0.22)	(0.30)	(0.37)	(0.11)
From return of capital	—		(0.01)	(0.06)	—	—

Total distributions	(0.87)		(0.39)	(0.45)	(0.50)	(0.19)

Paid in capital from redemption fees (b)	—		—	—	—	—

Net asset value, end of period	$11.82		$10.94	$10.40	$9.94	$9.79

Total Return (c)	16.05%		8.98%	9.33%	6.66%	26.14%
Ratios and Supplemental Data:
Net assets, end of period (000)	$90,882		$91,391	$71,823	$46,514	$34,058
Ratio of expenses to average net assets	1.29	% (d)	1.46%	1.45%	1.46%	1.46%
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.33%		1.29%	1.43%	1.65%	1.91%
Ratio of net investment income (loss) to average net assets	1.32%		1.46%	1.00%	0.86%	1.00%
Portfolio turnover rate	45%		28%	80%	57%	38%

(a)	Calculated using average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective May 22, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.21%. Prior to that date, the expense cap was 1.46%.

See accompanying notes which are an integral part of the financial statements.

21

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Value Fund”) and Symons Small Cap Institutional Fund (the “Small Cap Fund”) (each a “Fund” and, collectively the “Funds”), were each organized as a diversified series of Unified Series Trust (the “Trust”). The Value Fund was organized on November 13, 2006 and commenced operations on December 22, 2006. The Value Fund was formerly known as the Symons Alpha Value Institutional Fund. The name change was effective March 30, 2009. The Small Cap Fund was organized on February 10, 2008 and commenced operations on May 6, 2008. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is Symons Capital Management, Inc. (the “Adviser”). The investment objective of each Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income or complying with other provisions to be eligible for RIC qualification. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the year ended November 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

22

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

The following reclassifications were made for the year ended November 30, 2013 for the Funds:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Capital Gain/Loss
Value Fund	$(2)	$(6)	$8
Small Cap Fund	(11,799)	15,541	(3,742)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

23

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or closing prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds a Fund invests in may default or otherwise cease to have market quotations readily available.

24

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Value Fund’s investments as of November 30, 2013:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$78,298,007	$—	$—	$78,298,007
Money Market Securities	13,495,102	—	—	13,495,102
Total	$91,793,109	$—	$—	$91,793,109

*	Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Small Cap Fund’s investments as of November 30, 2013:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$6,309,612	$—	$—	$6,309,612
Real Estate Investment Trusts	252,239	—	—	252,239
Money Market Securities	1,271,694	—	—	1,271,694
Total	$7,833,545	$—	$—	$7,833,545

*	Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended November 30, 2013, the Funds had no transfers between any Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Funds, under the terms of the management agreements (the “Agreements”), manages each Fund’s investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly. The Adviser is paid at an annual rate of 1.00% of the average daily net assets of the Value Fund and at an annual rate of 1.10% of the average daily net assets of the Small Cap Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.21% of the Fund’s average daily net assets with respect to the Value Fund and 1.56% of the Fund’s average daily net assets with respect to the Small Cap Fund, through May 22, 2018 for the Value Fund and March 31, 2016 for Small Cap Fund. Prior to May 22, 2013, the Value Fund’s expense cap was 1.46%. Each waiver or reimbursement by the Adviser is subject to repayment by the Funds within the three periods following the period in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

25

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Please see the chart below for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the year ended November 30, 2013.

	Value Fund	Small Cap Fund
Management fee (as a percent of average net assets)	1.00%	1.10%
Expense limitation (as a percent of average net assets)	1.21%	1.56%
Management fees earned	$879,741	$84,267
Fees and expenses recouped	$22,700	$—
Fees waived and expenses reimbursed	$61,132	$99,540
Receivable from advisor	$—	$5,550
Payable to advisor	$65,168	$—

The amounts subject to repayment by each Fund, pursuant to the aforementioned conditions, and the contractual expense limit that was in effect at the time of such waiver or reimbursement at November 30, 2013, are as follows:

Fund	Amount	To be repaid by November 30,	Expense Limit
Value Fund	61,132	2016	1.21%
Small Cap Fund	77,937	2014	1.56%
	68,965	2015	1.56%
	99,540	2016	1.56%

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel.

The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds, and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the year ended November 30, 2013, fees for administrative, transfer agent, fund accounting services, and Custodian expenses and the amounts due to HASI and the Custodian at November 30, 2013, were as follows:

	Value Fund	Small Cap Fund
Administration expenses	$69,842	$6,016
Transfer agent expenses	$49,106	$24,470
Fund accounting expenses	$45,969	$3,965
Custodian expenses	$16,010	$4,093
Payable to HASI	$27,835	$5,867
Payable to Custodian	$4,194	$1,131

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Value Fund or the Small Cap Fund for the year ended November 30, 2013. The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

26

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended November 30, 2013, purchases and sales of investment securities, other than short-term investments, were as follows:

	Value Fund	Small Cap Fund
Purchases
U.S. Government Obligations	$—	$—
Other	32,714,917	3,290,067
Sales
U.S. Government Obligations	$—	$—
Other	41,633,985	5,112,075

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2013, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 30.73% and 91.68% of the Value Fund and the Small Cap Fund, respectively. As a result, Schwab may be deemed to control the Value Fund and the Small Cap Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2013, the appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Small Cap Fund
Gross Appreciation	$16,217,190	$1,362,400
Gross (Depreciation)	(214,917)	(453,130)

Net Appreciation (Depreciation) on Investments	$16,002,273	$909,270

Tax Cost	$75,790,836	$6,924,275

Value Fund:

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	1,244,448	1,284,093
Long-term Capital Gain	5,108,575	1,801,152
Return of Capital	—	103,052

	$6,353,023	$3,188,297

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

27

Symons Institutional Funds

Notes to the Financial Statements—continued

November 30, 2013

NOTE 8. FEDERAL TAX INFORMATION – continued

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended November 30, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary Income*	$68,762	$112,501
Return of Capital	11,408	—

	$80,170	$112,501

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Small Cap Fund
Undistributed Ordinary Income	$50,334	$—
Accumulated capital and other losses	—	(32,907)
Unrealized appreciation/depreciation	16,002,273	909,270

	$16,052,607	$876,363

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales of $13,355 for the Value Fund and $21,415 for the Small Cap Fund.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2013, accumulated capital and other losses for the Small Cap Fund consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses*	Total
$ 13	$5,155	$27,739	$32,907

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

As of November 30, 2013, the Small Cap Fund has available for federal tax purposes an unused capital loss carryforward of $5,155, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration - long term	$5,155

$5,155

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Symons Institutional Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Symons Institutional Funds, comprising Symons Value Institutional Fund and Symons Small Cap Institutional Fund (the “Funds”), each a series of the Unified Series Trust, as of November 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Symons Institutional Funds as of November 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 24, 2014

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age - 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age - 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Joseph L. Rezabek (Age - 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

John C. Swhear (Age - 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

Robert W. Silva (Age - 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age - 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age - 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Symons Value Institutional Fund (the “Value Fund”) and Symons Small Cap Institutional Fund (the “Small Cap Fund,” and, together with the Value Fund, each a “Fund” and collectively the “Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of each Fund and, as required by law, determines annually whether to approve the continuance of each Fund’s management agreement with the Funds’ investment adviser, Symons Capital Management, Inc. (“Symons”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act)) of the Trust or Symons (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2013 via teleconference to consider the renewal of the management agreements between the Trust and Symons on behalf of each Fund, respectively. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) detailed 15(c) letter to Symons requesting information that the Board likely would consider in renewing each Fund’s management agreement, and Symons’s responses; (ii) description of factors considered by the Board in approving each Fund’s management agreement during the prior year; (iii) commentary prepared by Symons separately discussing each Fund’s performance over the twelve-months ended May 31, 2013, factors affecting this performance, and why the performance varied from that of each Fund’s respective benchmark; (iv) schedule of each Fund’s investments as of May 31, 2013; (v) the Administrator’s memorandum comparing each Fund’s performance returns to those of its respective benchmark, Morningstar Category, and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended May 31, 2013; comparing each Fund’s advisory fee and total expense ratio to those of its respective peer group; and providing certain other performance and volatility information for the Funds as reported by Morningstar; (vi) profitability analysis prepared by Symons with respect to each Fund’s management agreement; (vii) certification from Symons that it does not enter into soft-dollar transactions on behalf of either Fund; (viii) biography of by Symons’s new President; (ix) copies of the management agreements between the Trust and Symons on behalf of each Fund; and (x) a report from the Trust’s Chief Compliance Officer summarizing Symons’ compliance program. After discussing the materials, the Committee contacted certain Symons executives, including Symons’ Chief Executive Officer, Chief Compliance Officer, Chief Operating Officer, and a Portfolio Manager of the Funds, and conducted an interview led by the Chairman of the Audit Committee. Following the Committee meeting, and in advance of the Board’s August 25—26, 2013 meeting, Symons provided the Trustees with its balance sheet as of December 31, 2011 and 2012 and income statement for the years ended December 31, 2011 and 2012.

At the Trustees’ in-person meeting held on August 25 – 26 2013, the Trustees, including the Independent Trustees, unanimously approved the continuance of each Fund’s management agreement with Symons for an additional year. The Trustees’ approval of each Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a) The Nature, Extent and Quality of Services –The Trustees reviewed Symons’s responses regarding the resources provided to each Fund, and considered the adequacy of these resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient. The Trustees determined that Symons’s resources appear adequate, and specifically noted that Symons continues to provide the services and support of various administrative and professional staff, including a chief compliance officer, an experienced portfolio manager to manage the Value Fund, two portfolio managers to manage the Small Cap Fund, and has recently added a new President. The Trustees considered Symons’s representation that it was not proposing any changes to the level of services provided to either Fund.

(b) Fund Performance – The Trustees discussed each Symons Fund’s performance and reviewed other materials provided by Symons and the Administrator with respect to this performance.

(1) Small Cap Fund – The Trustees noted that, in comparison to the funds in the Small Cap Fund’s peer group, the Small Cap Fund had the lowest returns for the year-to-date, three-month, one-, three-, and five-year periods ended May 31, 2013, and trailed the performance of the Small Cap Fund’s benchmark, the Russell 2000 Index, by a significant amount for each of these periods. The Trustees recalled the Small Cap Fund’s portfolio manager’s explanation that much of the Small Cap Fund’s recent underperformance is the result of its heavy defensive positions, which limited the Small Cap Fund’s exposure to the rallying equity markets. The Trustees also considered Symons’s representation that the Small Cap Fund’s underperformance was further compounded by a number of poor stock selections approximately 12 - 18 months ago. The Trustees noted that the Small Cap Fund’s recent performance had improved, exceeding the returns of the benchmark and peer group average over the three-month period ended June 30, 2013.

The Trustees also considered Symons’s representation that it manages a number of separate accounts using the same strategy it uses to manage the Small Cap Fund, and compared 2009 – 2012 calendar-year net composite returns for these accounts to the Small Cap Fund’s returns. The Trustees noted that the Small Cap Fund’s returns were lower than the composite returns for the 2009, 2010, and 2011 calendar years, but that the Small Cap Fund’s 2012 calendar year return slightly exceeded that of the composite. The Trustees considered Symons’s representation that much of the reason the Small Cap Fund underperformed the composite for these periods is the result of dealing with heavy cash-flows into and out of the Small Cap Fund that hampered the ability of Symons to pursue the Small Cap Fund’s strategy and the higher fees for the Small Cap Fund in comparison to the separate accounts tracked by the composite.

(2) Value Fund – The Trustees considered that the Value Fund had the worst performance among its peer group funds over the three-month, year-to-date, and one-year periods ended May 31, 2013, the second lowest over the three-year period, and trailed the performance of its benchmark, the Russell 3000 Value Index, for each of these periods. The Trustees noted, however, that the Value Fund outperformed its peer group average and median and the return of its benchmark over the longer five-year period. The Trustees considered Symons’s representation that, like the Small Cap Fund, much of the Value Fund’s recent underperformance is the result of its heavy defensive positions, which limited the Value Fund’s exposure to the rallying equity markets.

The Trustees also considered Symons’s representation that it manages a number of separate accounts using the same strategy it uses to manage the Value Fund, and compared calendar-year net composite returns for these accounts to the Value Fund’s returns. The Trustees noted that, while the Value Fund’s returns were slightly lower than the composite returns most calendar years, that the returns were fairly similar.

(c)	Fee Rate and Profitability

(1) The Small Cap Fund – The Trustees noted that the Small Cap Fund’s advisory fee, both gross and net, and net expense ratio are all higher than the its peer group average and median. The Trustees also considered Symons’s explanation that the advisory fee charged to the Small Cap Fund is higher than the advisory fees it charges to its separate accounts that are managed in a similar style because of the additional costs of compliance monitoring and reporting required for the Small Cap Fund. The Trustees also considered the profitability analysis provided by Symons, which showed that whether or not marketing expenses are taken into consideration, Symons is realizing a profit as a result of managing the Small Cap Fund. The Trustees concluded that this profit is not excessive.

(2) The Value Fund – The Trustees noted that the Value Fund’s gross advisory fee is tied for the highest among the funds in its peer group, while its net advisory fee, which includes a recoupment of fees waived during earlier periods, is the highest among the funds in its peer group. The Trustees further noted that the Value Fund’s net expense ratio is the second highest in its peer group. The Trustees considered that Symons recently agreed to lower the Value Fund’s expense cap through May 22, 2018, and that the impact of this lower expense cap was not reflected in the fee/expense information provided to the Trustees.

The Trustees noted Symons’s explanation that the advisory fees charged to the Value Fund are higher than the advisory fees it charges to its separate accounts that are managed in a similar style because of the additional costs of compliance monitoring and reporting required for the Value Fund. The Trustees also considered the profitability analysis provided by Symons, which showed that whether or not marketing expenses are taken into consideration, Symons is realizing a profit as a result of managing the Value Fund. The Trustees concluded that this profit is not excessive.

The Trustees also considered Symons’s explanation that it does not enter into soft-dollar transactions on behalf of either Symons Fund.

(d) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Symons as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that both Funds are still relatively small, and that it did not appear that Symons had begun to realize any significant economies of scale from managing either Fund. The Trustees noted that they would continue to review this in future years.

*        *        *         *        *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fee paid by each Fund is reasonable, based on the nature and quality of advisory services provided by Symons to the Fund, and unanimously voted to approve the continuation of the management agreements between the Trust and Symons on behalf of each Fund, respectively.

Symons Institutional Funds

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s calendar year 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended November 30, 2013, the Value Fund designated $137,711 as short-term capital gain and $5,108,575 as long-term capital gain distributions. The Small Cap Fund designated $43,051 as short-term capital gain distributions.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Auer Growth Fund

Annual Report

November 30, 2013

Fund Adviser:

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

We understand that what we do it more important than dollars and cents. Daily we weigh the decisions we make against the trust you put in us. We realize that what we do can affect your ability to send your child to college, your ability to buy a home or to retire in a manner you desire and deserve. We want you to know that we share your desire and we share your risk; the Auer family is one of the largest shareholders in the Fund. As “cooks” who eat our own cooking, we understand what it’s like when the pie tastes good as well as when the pie is bitter. We are happy to report that this year the pie is delicious. For the year ended 11/30/2013 the Auer Growth Fund returned 46.82%. This compares to the S&P 500 which returned 30.30% and the Russell 2000 Value which returned 37.60%. We see the primary driver of our ability to outperform the S&P 500 and the Russell 2000 Value being the result of the Fund’s ability to select and invest in small undiscovered companies. These companies tend to be small or micro-cap companies that fall outside of the large indices. On November 30 2013 the Fund had 66.02% invested in companies that are considered small or micro-cap. The S&P 500 was comprised of 88% Giant or Large cap with only 11.98% in mid cap and no exposure to small and micro-cap.

The secret to the success this year is really no secret at all. We continue to follow the same strategy the Auer family has been following since 1987. We look for three key criteria to begin our stock selection process. We only invest in companies that are growing earnings by 25%, growing sales by 20% and have a price to earnings ratio of 12 or lower. In other words, we look for companies that are growing at very fast rates but have not seen the price appreciation that companies that grow quickly tend to deserve. We look for the overlooked stock, invest in it and wait for one of two things to happen. We expect the stocks in the portfolio to keep earning their place; they have to re-qualify on a quarterly basis in terms of earnings and sales. As soon as a stock fails to re-qualify we sell it. The second sell discipline, and by far our favorite, is that of a stock doubles in value we sell the stock immediately. The portfolio strategy identified 27 stocks that doubled in value.

We are very excited that First Solar (FLSR) doubled for us twice last year. We got our first double in it in February after holding it for about 6.5 months. Later in the month of February First Solar reported earnings and qualified again even with the increase in value. We were able to harvest our second double in the stock in May.

Of special note is the double of Questcor Pharma Inc, (QCOR) this stock was one of two stocks we held that each represent almost 5% of the portfolio. A double of one of our two largest positions is a very exciting and noteworthy occurrence.

While there were a number of positives this year, August saw the Fund lose -3.35% compared to the S&P 500 which lost -2.90% We believe that the disruption caused by the budgetary crisis in Washington and the mixed signals from the Federal Reserve over the future of Quantitative Easing pushed the market lower in August. The additional volatility experienced by the Fund can be attributed to the fact the Fund invests in fewer stocks than the 500 that comprise the S&P 500. In addition the Fund tends to identify stocks that are considered to be of small or middle sized market capitalization, these stocks can be more volatile than larger companies.

Looking ahead, we hope to see less government involvement in the market. We believe that the Federal Reserve beginning to taper its artificial influence in the market will level the playing field and allow the cream to rise to the top. While tapering may cause some short term disturbances in the market, we think it is good for the long term. Regardless of the federal monetary policy, we will continue to rigorously apply the Auer investment discipline. We thank you for your trust and the opportunity to help you achieve your financial goals.

Investment Results – (Unaudited)

Total Returns*

(For the year ended November 30, 2013)

		Average Annual
	1 Year	5 Year	Since Inception (December 28, 2007)
Auer Growth Fund	46.82%	12.80%	-3.06%
S&P 500® Index**	30.30%	17.60%	5.53%
Russell 2000 Value Index**	37.60%	18.61%	7.18%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated April 1, 2013, were 1.85% of average daily net assets.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Value Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2013. The S&P 500® Index and Russell 2000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the Adviser believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2013 and held through November 30, 2013.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period* June 1, 2013 – November 30, 2013

Actual	$ 1,000.00	$ 1,149.40	$ 10.24
Hypothetical **	$ 1,000.00	$ 1,015.54	$ 9.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2013

Shares	COMMON STOCKS – 98.40%	Fair Value
	Consumer Discretionary – 22.14%
135,000	D.R. Horton, Inc.	$2,683,800
70,000	FAB Universal Corp. * (c) (d)	70,000
1,500	Icahn Enterprises LP (a)	181,605
140,000	M/I Homes, Inc. *	3,075,800
120,000	MDC Holdings, Inc.	3,626,400
34,000	Meritage Homes Corp. *	1,481,720
93,000	Pulte Group, Inc.	1,744,680
75,000	Ryland Group, Inc./The	2,964,000
90,000	Standard Pacific Corp. *	736,200
18,500	Taylor Morrison Home Corp. - Class A *	404,225

		16,968,430

	Energy – 25.08%
68,000	Atwood Oceanics, Inc. *	3,574,080
6,000	Canadian Natural Resources Ltd.	197,520
32,000	Chesapeake Energy Corp.	859,840
43,000	CVR Refining LP (a)	1,032,000
25,000	Devon Energy Corp.	1,515,500
10,000	Earthstone Energy, Inc. *	183,000
50,000	Ensco PLC - Class A	2,954,000
20,000	EPL Oil & Gas, Inc. *	573,000
110,000	Gastar Exploration, Inc. *	647,900
15,000	Gulfmark Offshore, Inc. – Class A	740,400
118,000	Halcon Resources Corp. *	473,180
17,000	Memorial Production Partners LP (a)	339,150
9,500	Oasis Petroleum, Inc. *	438,235
17,000	Renewable Energy Group, Inc. *	193,290
13,000	Rosetta Resources, Inc. *	657,410
133,000	Sanchez Energy Corp. *	3,414,110
100,000	Triangle Petroleum Corp. *	1,062,000
200,000	Vantage Drilling Co. *	374,000

		19,228,615

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2013

Shares	COMMON STOCKS – 98.40% – continued	Fair Value
	Financials – 13.62%
11,000	Amtrust Financial Services, Inc.	$459,910
100,000	Bank of America Corp.	1,582,000
3,300	Bank of Kentucky Financial Corp.	111,639
4,725	Codorus Valley Bancorp, Inc.	93,933
57,000	Consumer Portfolio Services, Inc. *	420,090
18,000	Federated National Holding Co.	243,360
4,000	First Interstate Bancsystem, Inc.	112,000
13,000	First South Bancorp, Inc. *	93,470
55,000	Fortress Investment Group LLC - Class A (a)	441,650
70,000	Gain Capital Holdings, Inc.	637,000
55,000	Hampton Roads Bankshares, Inc. *	88,550
10,000	HCI Group, Inc.	497,900
26,000	Hilltop Holdings, Inc. *	616,460
30,000	Imperial Holdings, Inc. *	191,400
60,000	KeyCorp	765,000
8,000	KKR & Co. LP (a)	189,840
4,500	Mercantile Bank Corp.	100,260
2,500	Nationstar Mortgage Holdings, Inc. *	99,075
12,500	NewBridge Bancorp. - Class A *	93,625
76,000	Old Second Bancorp, Inc. *	342,760
3,500	River Valley Bancorp.	99,715
10,000	Saratoga Investment Corp.	156,200
19,000	United Insurance Holdings Corp.	191,520
40,000	Walter Investment Management Corp. *	1,525,200
6,500	WSFS Financial Corp.	493,610
27,000	Zions Bancorp.	791,910

		10,438,077

	Health Care – 3.73%
75,000	Kodiak Oil & Gas Corp. *	850,500
60,000	Myriad Genetics, Inc. *	1,785,000
30,000	Sucampo Pharmaceuticals, Inc. - Class A *	223,200

		2,858,700

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2013

Shares	COMMON STOCKS – 98.40% – continued	Fair Value
	Industrials – 2.46%
160,000	Astrotech Corp. *	$222,400
13,500	Ceco Environmental Corp.	215,055
14,000	Fuel Tech, Inc. *	100,940
44,000	Furmanite Corp. *	497,200
75,000	Hudson Technologies, Inc. *	189,000
10,000	Key Technology, Inc. *	143,000
18,000	MFRI, Inc. *	233,640
4,000	Sparton Corp. *	103,040
3,500	Trinity Industries, Inc.	181,685

		1,885,960

	Information Technology – 27.02%
90,000	ARRIS Group, Inc. *	1,846,800
34,000	Bel Fuse, Inc. - Class B	772,820
13,000	Elecsys Corp. *	123,760
180,000	Micron Technology, Inc. *	3,798,000
180,000	Omnivision Technologies, Inc. *	2,885,400
30,000	Perceptron, Inc.	300,600
60,000	Perion Network Ltd. *	616,200
540,000	RF Micro Devices, Inc. *	2,851,200
22,000	SanDisk Corp.	1,499,300
35,000	Synaptics, Inc. *	1,767,850
200,000	Take-Two Interactive Software, Inc. *	3,272,000
108,000	TriQuint Semiconductor, Inc. *	851,040
50,000	Wireless Telecom Group, Inc. *	125,000

		20,709,970

	Materials – 3.91%
47,000	Endeavour Silver Corp. *	181,890
35,000	Fibria Celulose SA ADR *	983,850
20,000	Hi-Crush Partners LP (a)	630,000
3,200	Methanex Corp.	196,480
60,000	PetroLogistics LP (a)	724,200
125,000	Rio Alto Mining Ltd. *	201,250
700	Westlake Chemical Corp.	78,806

		2,996,476

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2013

Shares	COMMON STOCKS – 98.40% – continued	Fair Value
	Real Estate Investment Trusts – 0.24%
11,000	ZAIS Financial Corp.	$187,990

	Utilities – 0.20%
420,000	US Geothermal, Inc. *	154,392

	TOTAL COMMON STOCKS (Cost $70,108,971)	75,428,610

	ROYALTY TRUSTS – 0.09%
	Energy – 0.09%
7,000	SandRidge Mississippian Trust II	65,870

	TOTAL ROYALTY TRUSTS (Cost $90,365)	65,870

	MONEY MARKET SECURITIES – 2.23%
1,709,292	Fidelity Institutional Money Market Treasury Portfolio – Class I, 0.01% (b)	1,709,292

	TOTAL MONEY MARKET SECURITIES (Cost $1,709,292)	1,709,292

	TOTAL INVESTMENTS – 100.72% (Cost $71,908,628)	77,203,772

	Liabilities in Excess of Other Assets – (0.72)%	(552,869)

	TOTAL NET ASSETS – 100.00%	$76,650,903

(a)	Master Limited Partnership.

(b)	Rate disclosed is the seven day yield as of November 30, 2013.

(c)	Security is illiquid at November 30, 2013, at which time the aggregate value of illiquid securities is $70,000 or 0.09%.

(d)	This security is currently valued by the Adviser, according to procedures approved by the Trust.

*	Non-income producing security.

ADR	– American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2013

Assets
Investments in securities at fair value (cost $71,908,628)	$77,203,772
Receivable for fund shares sold	360
Dividends receivable	36,555
Interest receivable	21
Prepaid expenses	15,782

Total Assets	77,256,490

Liabilities
Payable for fund shares redeemed	$238
Payable for investments purchased	477,642
Payable to Adviser	92,544
Payable to administrator, fund accountant, and transfer agent	8,589
Payable to custodian	4,176
Payable to trustees	61
Other accrued expenses	22,337

Total Liabilities	605,587

Net Assets	$76,650,903

Net Assets consist of:
Paid-in capital	$103,377,374
Accumulated undistributed net investment (loss)	(413,695)
Accumulated undistributed net realized loss from investments	(31,607,920)
Net unrealized appreciation on investments	5,295,144

Net Assets	$76,650,903

Shares outstanding (unlimited number of shares authorized, no par value)	9,226,959

Net asset value (“NAV”) and offering price per share	$8.31

Redemption price per share (NAV * 99%) (a)	$8.23

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2013

Investment Income
Dividend income (net of foreign taxes withheld of $222)	$1,097,208
Interest income	184

Total investment income	1,097,392

Expenses
Investment Adviser fee	1,004,018
Administration expenses	57,865
Transfer agent expenses	51,282
Legal expenses	33,716
Fund accounting expenses	25,762
Registration expenses	22,917
Report printing expense	19,030
Custodian expenses	16,809
Audit expenses	16,000
Trustee expenses	11,169
CCO expense	8,808
Pricing expenses	4,221
Insurance expense	3,711
Miscellaneous expenses	4,397
Overdraft expenses	1,237

Total expenses	1,280,942

Net investment loss	(183,550)

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	20,202,416
Net change in unrealized appreciation on investment securities	5,072,536

Net realized and unrealized gain on investments	25,274,952

Net increase in net assets resulting from operations	$25,091,402

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(183,550)	$(801,693)
Net realized gain (loss) on investment transactions	20,202,416	(10,184,442)
Net change in unrealized appreciation on investments	5,072,536	7,858,823

Net decrease in net assets resulting from operations	25,091,402	(3,127,312)

Capital Transactions
Proceeds from shares sold	10,873,845	4,118,767
Amount paid for shares redeemed	(21,084,298)	(75,239,101)
Proceeds from redemption fees (a)	—	60

Net decrease in net assets resulting from capital transactions	(10,210,453)	(71,120,274)

Total Increase (Decrease) in Net Assets	14,880,949	(74,247,586)

Net Assets
Beginning of period	61,769,954	136,017,540

End of period	$76,650,903	$61,769,954

Accumulated undistributed net investment loss included in net assets at end of period	$(413,695)	$(771,658)

Share Transactions
Shares sold	1,522,408	681,635
Shares redeemed	(3,216,516)	(12,734,982)

Net decrease in share transactions	(1,694,108)	(12,053,347)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Fiscal Year Ended November 30,
	2013	2012		2011		2010	2009
Selected Per Share Data:
Net asset value, beginning of period	$5.66	$5.92		$6.21		$6.02	$4.55

Income from investment operations:
Net investment income (loss)	(0.03)	(0.05	)(a)	(0.06	)(a)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.68	(0.21)		(0.23)		0.23	1.50

Total from investment operations	2.65	(0.26)		(0.29)		0.19	1.47

Less Distributions to shareholders:
Return of capital	—	—		—		—	—

Total distributions	—	—		—		—	—

Paid in capital from redemption fees	—	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of period	$8.31	$5.66		$5.92		$6.21	$6.02

Total Return (c)	46.82%	(4.39)%		(4.67)%		3.16%	32.31%

Ratios and Supplemental Data:
Net assets, end of year (000)	$76,651	$61,770		$136,018		$207,931	$159,388
Ratio of expenses to average net assets	1.91%	1.82%		1.71%		1.72%	1.82%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.83)%		(0.81)%		(0.68)%	(0.75)%
Portfolio turnover rate	147%	162%		145%		149%	222%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2013

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the

United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) and distributions from master limited partnership are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from master limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2013, the Auer Growth Fund made no reclassifications.

The following reclassifications were made for the year ended November 30, 2013 for the Fund:

Paid in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Net Realized Gain (Loss) on Investments
$(541,907)	$541,512	$395

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, real estate investment trusts, royalty trusts, and master limited partnerships, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Total
Common Stocks*	$75,358,610	$—	$70,000	**	$75,428,610
Royalty Trusts	65,870	—	—		65,870
Money Market Securities	1,709,292	—	—		1,709,292
Total	$77,133,772	$—	$70,000		$77,203,772

*	Refer to Schedule of Investments for industry classifications.
**	The unrealized appreciation (depreciation) of Level 3 securities as of November 30, 2013 is $(307,086).

During the year ended November 30, 2013, the Fund had no transfers between Levels 1 and 2, but there was a transfer out of Level 1 and into Level 3. Transfers are reflected at the fair value as of the reporting period end. The transfer was necessary because observable prices/evaluations were no longer provided by the Fund’s pricing vendor for a security due to a trading halt. At November 30, 2013, the security was valued based upon a discount of the last traded price. A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with the additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. Management does not believe the fair value of Level 3 securities to be significant as of November 30, 2013, and accordingly is not presenting such disclosures.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the year ended November 30, 2013, the Adviser earned a fee of $1,004,018 from the Fund. At November 30, 2013, the Fund owed the Adviser $92,544 for advisory services. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary litigation expenses and indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.95% of the average daily net assets of the Fund. The contractual agreement is in effect through March 31, 2014. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.95% expense limitation. During the year ended November 30, 2013, there were no waivers or reimbursements by the Adviser to the Fund.

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended November 30, 2013, HASI earned fees of $57,865 for administrative services provided to the Fund. At November 30, 2013, the Fund owed HASI $3,272 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, the Fund’s distributor (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the year ended November 30, 2013, the Custodian earned fees of $16,809 for custody services provided to the Fund. At November 30, 2013, the Fund owed the Custodian $4,176 for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the year ended November 30, 2013, HASI earned fees of $51,282 from the Fund for transfer agent services. For the year ended November 30, 2013, HASI earned fees of $25,762 from the Fund for fund accounting services. At November 30, 2013, the Fund owed HASI $4,014 for transfer agent services. At November 30, 2013, the Fund owed HASI $1,303 for fund accounting services. The Distributor acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the year ended November 30, 2013. The Distributor, HASI, and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”). Under the Plan, the Fund can pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time after March 31, 2014, upon notice to shareholders.

NOTE 5. INVESTMENTS

For the year ended November 30, 2013, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$—
Other	95,138,490
Sales
U.S. Government Obligations	$—
Other	106,007,834

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

NOTE 7. BENEFICIAL OWNERSHIP – (continued)

November 30, 2013, SEI Private Trust Co., for the benefit of others, owned 43.78% and Ameritrade, Inc., for the benefit of others, owned 30.55% of the Fund. As a result, SEI Private Trust Co. and Ameritrade, Inc. each may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2013, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$7,775,721
Gross (Depreciation)	(2,284,820)

Net Appreciation on Investments	$5,490,901

At November 30, 2013, the aggregate cost of securities for federal income tax purposes, was $71,712,871.

There were no distributions made to shareholders during the fiscal years ended November 30, 2012 and November 30, 2013.

At November 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(32,217,372)
Unrealized appreciation	5,490,901

$(26,726,471)

The difference between book basis and tax basis unrealized appreciation is attributable to basis adjustments for investments in partnerships.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2013, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses*	Total
$16,023	$31,591,897	$609,452	$32,217,372

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2013

8. FEDERAL TAX INFORMATION – (continued)

As of November 30, 2013, the Fund has available for federal tax purposes an unused capital loss carryforward of $31,591,897, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration – short term	$1,238,327
No expiration – long term	—
Expires on November 30, 2017	30,353,570

$31,591,897

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

During the year ended November 30, 2013, the Fund utilized $20,257,058 in capital loss carryforwards to offset capital gains.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Auer Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 24, 2014

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment adviser, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present

CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present

Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisers Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present

President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

John C. Swhear (Age – 52) President, August 2013 to present

Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present

Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present

Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“SBAuer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or SBAuer (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 16, 2013 via teleconference to consider the renewal of the management agreement between the Trust and SBAuer on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) detailed 15(c) letter to SBAuer requesting information that the Board likely would consider in renewing the Fund’s management agreement, and SBAuer’s responses; (ii) description of factors considered by the Board in approving the Fund’s management contract during the prior year; (iii) commentary prepared by SBAuer discussing the Fund’s performance over the twelve-months ended May 31, 2013, factors affecting this performance, and why the performance varied from that of the Fund’s benchmarks; (iv) schedule of the Fund’s investments as of May 31, 2013; (v) the Administrator’s memorandum comparing the Fund’s performance returns to those of its benchmarks and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended May 31, 2013; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (vi) balance sheet for SBAuer as of May 31, 2013, and profit & loss statement for the year ended May 31, 2013; (vii) an analysis of SBAuer’s profitability from managing the Fund; (viii) copies of the management agreement and expense cap limitation agreement between the Trust and SBAuer on behalf of the Fund; (ix) a report from the Trust’s Chief Compliance Officer summarizing SBAuer’s compliance program. After discussing the materials, the Committee contacted certain executives of SBAuer, including two of the Fund’s portfolio managers, one of whom is also the founder of SBAuer, and SBAuer’s Chief Financial Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on August 25 and 26, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with SBAuer on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	Factors Considered in Reviewing the Management Agreement

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed SBAuer’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets, and whether the resources are sufficient. The Trustees determined that SBAuer’s resources appear adequate, and specifically noted that SBAuer continues to provide the services and support of various administrative and professional staff, including three Portfolio Managers and a chief compliance officer. The Trustees also noted SBAuer’s representation that the Fund is its only client. The Trustees considered that SBAuer was not proposing any changes to the level of services provided to the Fund, and that the SBAuer intends to continue to manage the Fund using the same investment strategy used by Bryan and Robert Auer to manage family accounts since 1987.

(b)	Fund Performance – The Trustees discussed the performance of the Fund and reviewed materials provided by SBAuer and the Administrator with respect to this performance. The Trustees noted that the Fund’s three- and five-year performance for periods ended May 31, 2013 trailed the returns of the Fund’s benchmarks, the S&P 500 and Russell 2000 Value Indices, and the average and median returns of the Fund’s peer group by significant amounts. The Trustees considered that Fund’s recent performance, however, had been strong, with year-to-date and one-year returns exceeding those of the Fund’s benchmarks, as well as the average and median returns of the Fund’s peer group.

(c)	Fee Rate and Profitability – The Trustees considered that the Fund’s advisory fee is the highest in its peer group, while its expense ratio is the second highest. The Trustees considered SBAuer explanation that several funds included in the Fund’s peer group are passive index funds, which have extremely low fees because, unlike the Fund, they are not actively managed. The Trustees also considered SBAuer’s explanation that the growth strategy it uses to manage the Fund is extremely expensive and labor intensive because it involves reviewing and evaluating 8,000+ stocks four times a year.

The Trustees next reviewed and discussed SBAuer’s profit & loss statement for the year ended May 31, 2013, and balance sheet as of May 31, 2013. The Trustees also noted that SBAuer has confirmed that it does not enter into soft dollar arrangements on behalf of the Fund. The Trustees reviewed the profitability analysis prepared by SBAuer, which showed that whether or not marketing expenses are taken into consideration, SBAuer is earning a profit as a result of managing the Fund. The Trustees concluded that this profit is not excessive.

The Trustees noted that SBAuer has agreed to continue to cap the Fund’s expenses through March 31, 2014, though the Fund’s expense ratio is currently below the level of this expense cap.

(d)

Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by SBAuer as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Fund is still relatively small, and that SBAuer does not yet appear to be realizing any significant economies of scale from managing the Fund. The Trustees also considered SBAuer’s representation that it does not expect to realize economies of scale as the Fund grows because as the Fund’s becomes larger, its investment strategy becomes more complex and expensive to execute.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by SBAuer to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and SBAuer on behalf of the Fund.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period is available without charge upon request by (1) calling the Fund at (888) 711-2837 (Auer) and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and     Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

SBAuer Funds, LLC

10401 N. Meridian Street, Suite 100

Indianapolis, IN 46290

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

AUER GROWTH FUND

(AUERX)

Annual Report

November 30, 2013

SBAuer Funds, LLC

10401 N. Meridian St., Suite 100

Indianapolis, IN 46290

Toll Free – 888-711-AUER (2837)

www.auergrowthfund.com

Annual Report

November 30, 2013

www.1492Funds.com

Fund Adviser:

1492 Capital Management, LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

Toll Free (877) 571-1492

1492 Funds – Discovering Opportunity

November 30, 2013

Dear Fellow Shareholder,

With nearly two years of history as of the date of this letter for the 1492 Funds, we’d like to provide you with a portfolio management update and to discuss the portfolio positioning going into 2014.

Before we discuss the details of the portfolio, we believe it’s important to provide a reminder on our investment philosophy and process. Simply stated, our investment philosophy is that stock selection is key to creating excess returns and that our extensive use of fundamental research is where it begins. We meet with hundreds of companies annually, collecting individual data points across many sectors and industries, which we then weave into themes that we believe will provide a catalyst for revenue and earnings growth. We seek to identify all the companies in the small cap space that will be beneficiaries of one of our themes, looking horizontally at competitors and vertically up and down the supply chain. Once we’ve identified a company, we subject it to a rigorous valuation process, focusing on earnings, cash flow generation, the balance sheet and the quality of management. If all boxes are checked, the company becomes a candidate for the fund.

This year proved to be different than the last several, as macro tribulations did not present themselves as in years past. While global stimulus was pervasive, attention to domestic matters, such as the budget and QE3 tapering, provided the markets with a sense of stability. We are long term investors and we believe that our hard work will lead small cap equities to be an attractive investment going forward. Please read on to learn more from the portfolio managers of the 1492 Small Cap Growth Fund.

Sincerely,

Joe Frohna and Tim Stracka

Founding Principals

**********************************

1492 Small Cap Growth Fund—Commentary

The U.S. stock market in 2013 didn’t look anything like the past few years. Yes, the returns were great, if not spectacular, but the year didn’t have any of the gut-wrenching roller coaster periods that became the norm over the past several years. In fact, the S&P 500’s biggest correction during the year was a hair over 4%, representing some of the calmest investment waters in some time. Not even the closing of the U.S. government could muster much in the way of a downside push. Why was 2013 so calm? At every turn there was global government stimulus cushioning any potential downside outcome. From the U.S. Fed to the Japanese Treasury to the European Central Bank, all the liquidity spigots were wide open during 2013, and remain so as we enter 2014.

1

No doubt the economy gathered steam over the course of the year, as GDP grew 1.8%, 2.5%, and 4.1% in the first, second and third quarters of 2013, respectively. At the same time, the U.S. government provided more certainty by passing a budget and the Fed gave the market clarity on its long awaited tapering of QE3 late in the year. All that remains is a debate over the debt ceiling, which will take place in early 2014, and most of the government inspired uncertainty of the past five years will be removed (an eventuality the stock market clearly anticipated).

The 1492 Small Cap Growth Fund was well-positioned to capitalize on this encouraging market environment. Due primarily to stock selection, the Fund generated both positive absolute and relative performance during the twelve month period from December 1, 2012 to November 30, 2013, rising 51.21% compared with the Russell 2000 Growth Index gain of 44.47%.

The 1492 Small Cap Growth Fund’s best performing stock was BofI Holding, Inc., also known as the Bank of the Internet (BOFI), which rose 207% during the twelve month period ending November 30, 2013. BofI is one of the fastest growing and most profitable banks in the industry as internet banking, with its low cost structure, continues to take share from traditional brick and mortar banks. Despite the big move in the stock price over the last year, the Fund continues to own BofI, as it remains reasonably valued relative to its growth opportunity. The second best performing stock in the Fund was Envestnet, Inc. (ENV), which rose 185% during the same twelve month period. Envestnet provides software solutions to independent financial consultants for portfolio management, rebalancing, trading, reporting, and billing. Envestnet continues to grow at a rapid rate, as it helps support the shift in the industry to more independent representatives. The company’s growth was also enhanced this past year by the rise in the equity markets. Both of these positions were components of our capital markets theme.

On the downside of performance, the Fund’s worst performing stock was InnerWorkings (INWK), a third-party broker of print management and promotional solutions to corporate clients. The stock declined 53% during our holding period, as the company lost its largest client, one of its acquisitions did not meet its growth targets, and there were internal sales execution issues. The Fund has since sold the stock. The second worst performer, InspireMD (NSPR), declined 52% during our holding period. It is an early-stage medical technology company that has developed a new ultra-thin mesh sleeve stent that is expected to improve survival rates following high risk medical procedures. Although approved outside the U.S., the F.D.A trial has taken longer to execute than first anticipated, pushing the stock price lower. The Fund has since sold its position.

2

Despite the big move in equity markets over the last year, the portfolio managers at 1492 Capital Management continue to find unique, compelling investment themes at reasonable valuations. Some current themes in the portfolio include companies producing and serving the domestic shale oil boom and the energy infrastructure and construction companies needed to bring the newly found oil and gas to market. Another theme involves Machine-to-machine (M2M) monitoring companies that support the increasing demand by corporations to track highly-valued assets such as cars, trucks, and shipping containers. Software-as-a-service is another theme in the portfolio. These companies are expanding the total available market for software applications because they are delivered over the internet for a monthly fee with no upfront capital cost or installation fee. As a result, most of these companies are growing rapidly with great revenue visibility. We believe these themes along with others currently deployed in the portfolio have strong tailwinds that will help drive strong absolute and relative performance in 2014 and beyond.

You should carefully consider the investment objectives, potential risks, management fees and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-571-1492 or by downloading one here.

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Small-Cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Performance data current to the most recent month end may be obtained by calling 1-877-571-1492. The 1492 Small Cap Growth Fund is distributed by Unified Financial Securities, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208-4715. (Member FINRA)

3

Investment Results – (Unaudited)

Total Returns *

(For the periods ended November 30, 2013)

		Average Annual Returns
		Since Inception
	1 Year	December 29, 2011
1492 Small Cap Growth Fund	51.21%	27.56%
Russell 2000 Growth Index**	44.47%	28.57%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 1, 2013, were 13.86% of average daily net assets (1.11% after fee waiver/expense reimbursements by the Adviser). The Adviser contractually has agreed to cap certain operating expenses of the Fund excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses through March 31, 2014.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-571-1492.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell 2000 Growth Index (the “Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-571-1492. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

4

The chart above assumes an initial investment of $10,000 made on December 29, 2011 (commencement of Fund operations) and held through November 30, 2013. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-571-1492. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

5

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the 1492 Small Cap Growth Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

ABOUT THE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1492 Small Cap Growth Fund	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During the Period June 1, 2013 - November 30, 2013
Actual*	$1,000.00	$1,234.90	$6.16
Hypothetical ** (5% return before expenses)	$1,000.00	$1,019.55	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

7

1492 Small Cap Growth Fund

Schedule of Investments

November 30, 2013

	Shares	Fair Value
Common Stocks—94.26%
Consumer Discretionary—7.93%
Apollo Group, Inc.—Class A *	1,486	$39,067
Bridgepoint Education, Inc. *	2,012	37,222
DeVry, Inc.	1,057	37,566
Diversified Restaurant Holdings, Inc. *	7,763	43,939
ITT Educational Services, Inc. *	989	38,561
La-Z-Boy, Inc.	1,607	47,021
Life Time Fitness, Inc. *	704	34,151
Rentrak Corp. *	2,426	96,797
Shutterfly, Inc. *	768	36,273

		410,597

Energy—13.02%
Bill Barrett Corp. *	1,373	36,920
Emerald Oil, Inc. *	6,918	50,225
Goodrich Petroleum Corp. *	3,276	63,030
Gulfmark Offshore, Inc.—Class A	712	35,144
Gulfport Energy Corp. *	1,250	73,037
Hornbeck Offshore Services, Inc. *	954	48,301
Key Energy Services, Inc. *	4,970	38,965
Kodiak Oil & Gas Corp. *	4,714	53,457
Matrix Service Co. *	2,087	46,331
Patterson-UTI Energy, Inc.	1,635	38,112
RigNet, Inc. *	1,358	57,688
Sanchez Energy Corp. *	2,264	58,117
StealthGas, Inc. *	3,499	42,968
Synergy Resources Corp. *	3,379	31,898

		674,193

Financials—9.28%
BofI Holding, Inc. *	1,956	160,314
Federated National Holding Co.	5,623	76,023
Health Insurance Innovations, Inc. *	2,991	35,832
HFF, Inc.—Class A *	2,948	75,528
Raymond James Financial, Inc.	1,607	77,425
Stifel Financial Corp. *	1,244	55,694

		480,816

Health Care—9.70%
CAS Medical Systems, Inc. *	11,324	16,420
Cepheid, Inc. *	1,333	60,545
EnteroMedics, Inc. *	18,085	24,053
ICU Medical, Inc. *	601	39,477
Ligand Pharmaceuticals, Inc.—Class B *	1,497	83,353
MiMedx Group, Inc. *	6,186	38,972
Salix Pharmaceuticals Ltd. *	1,640	139,088
Staar Surgical Co. *	6,055	76,414
TearLab Corp. *	2,574	24,118

		502,440

Industrials—13.31%
Dycom Industries, Inc. *	1,929	54,591
Dynamic Materials Corp.	1,698	38,052
Foster Wheeler AG *	2,488	75,461

See accompanying notes which are an integral part of these financial statements.

8

1492 Small Cap Growth Fund

Schedule of Investments—continued

November 30, 2013

	Shares	Fair Value
Common Stocks—94.26%—continued
Industrials—13.31%—continued
Great Lakes Dredge & Dock Corp. *	7,022	62,566
MiX Telematics Ltd. ADR *	7,309	94,505
Orion Marine Group, Inc. *	3,892	46,198
Powell Industries, Inc.	883	60,565
Power Solutions International, Inc. *	884	66,123
PowerSecure International, Inc. *	2,667	46,859
Primoris Services Corp.	1,905	54,788
United Rentals, Inc. *	1,300	89,349

		689,057

Information Technology—35.40%
Ambarella, Inc. *	5,573	138,210
Applied Optoelectronics, Inc. *	3,379	44,569
Bel Fuse, Inc.	3,967	90,170
Bottomline Technologies (de), Inc. *	2,493	86,183
Brightcove, Inc. *	2,392	34,038
CalAmp Corp. *	7,975	198,896
Ciena Corp. *	2,605	57,857
CoStar Group, Inc. *	273	50,844
Covisint Corp. *	667	8,464
Envestnet, Inc. *	1,562	62,090
FleetMatics Group PLC *	2,418	93,577
KVH Industries, Inc. *	3,072	43,438
LivePerson, Inc. *	4,333	53,253
Magic Software Enterprises Ltd.	2,987	19,565
Move, Inc. *	6,410	99,034
NIC, Inc.	2,138	52,124
Numerex Corp.—Class A *	4,141	55,862
Pandora Media, Inc. *	1,638	46,519
Proofpoint, Inc. *	1,638	49,959
RealPage, Inc. *	2,021	45,291
Saba Software, Inc. *	7,751	92,237
Silicon Image, Inc. *	11,130	60,325
Take-Two Interactive Software, Inc. *	4,422	72,344
Tangoe, Inc. *	5,565	87,593
Textura Corp. *	1,470	49,774
TIBCO Software, Inc. *	1,361	32,895
Virtusa Corp. *	3,072	108,411

		1,833,522

Materials—1.95%
Horsehead Holding Corp. *	4,420	66,167
Synalloy Corp.	2,171	34,975

		101,142

Telecommunication Services—3.67%
8x8, Inc. *	5,691	59,300
inContact, Inc. *	15,154	113,655
Towerstream Corp. *	7,373	17,253

		190,208

Total Common Stocks (Cost $3,588,621)		4,881,975

See accompanying notes which are an integral part of these financial statements.

9

1492 Small Cap Growth Fund

Schedule of Investments—continued

November 30, 2013

	Shares	Fair Value
Money Market Securities—6.29%
Fidelity Institutional Money Market Treasury Portfolio—Class I, 0.01% (a)	325,834	325,834

Total Money Market Securities (Cost $325,834)		325,834

Total Investments—100.55% (Cost $3,914,455)		5,207,809

Liabilities in Excess of Other Assets—(0.55)%		(28,702)

TOTAL NET ASSETS—100.00%		$5,179,107

(a)	Rate disclosed is the seven day yield as of November 30, 2013.
*	Non-income producing security.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

10

1492 Small Cap Growth Fund

Statement of Assets and Liabilities

November 30, 2013

Assets
Investments in securities at fair value (cost $3,914,455)	$5,207,809
Receivable for fund shares sold	596
Dividends receivable	1,610
Interest receivable	3
Receivable from Adviser, net	15,369
Prepaid expenses	1,312

Total Assets	5,226,699

Liabilities
Payable for investments purchased	14,401
Payable to administrator, fund accountant, and transfer agent	8,546
Payable to custodian	1,793
Payable to trustees	531
Other accrued expenses	22,321

Total Liabilities	47,592

Net Assets	$5,179,107

Net Assets consist of:
Paid-in capital	$3,683,671
Accumulated undistributed net investment (loss)	(30,446)
Accumulated undistributed net realized gain from investments	232,528
Net unrealized appreciation on investments	1,293,354

Net Assets	$5,179,107

Shares outstanding (unlimited number of shares authorized, no par value)	324,147

Net asset value (“NAV”) and offering price per share	$15.98

Redemption price per share (NAV * 98%) (a)	$15.66

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

11

1492 Small Cap Growth Fund

Statement of Operations

For the year ended November 30, 2013

Investment Income
Dividend income	$12,324
Interest income	16

Total investment income	12,340

Expenses
Investment Adviser fee	38,451
Administration expenses	35,193
Fund accounting expenses	25,141
Transfer agent expenses	41,142
Custodian expenses	12,056
Legal expenses	27,498
Audit expenses	18,500
Trustee expenses	11,719
CCO expense	8,947
Miscellaneous expenses	15,067

Total expenses	233,714
Fees waived and reimbursed by Adviser	(191,337)

Net operating expenses	42,377

Net investment loss	(30,037)

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	446,390
Net change in unrealized appreciation on investment securities	1,150,659

Net realized and unrealized gain on investments	1,597,049

Net increase in net assets resulting from operations	$1,567,012

See accompanying notes which are an integral part of these financial statements.

12

1492 Small Cap Growth Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2013	For the Period Ended November 30, 2012 (a)
Increase in Net Assets due to:
Operations
Net investment loss	$(30,037)	$(13,107)
Net realized gain (loss) on investment transactions	446,390	(213,863)
Net change in unrealized appreciation on investments	1,150,659	142,695

Net increase (decrease) in net assets resulting from operations	1,567,012	(84,275)

Distributions
From net investment income	(409)	—

Total distributions	(409)	—

Capital Transactions
Proceeds from shares sold	1,019,925	1,250,324
Reinvestment of distributions	409	—
Amount paid for shares redeemed	(105,228)	(27,015)
In-kind subscriptions	—	1,558,364 (b)

Net increase in net assets resulting from capital transactions	915,106	2,781,673

Total Increase in Net Assets	2,481,709	2,697,398

Net Assets
Beginning of period	2,697,398	—

End of period	$5,179,107	$2,697,398

Accumulated undistributed net investment loss included in net assets at end of period	$(30,446)	$—

Share Transactions
Shares sold	76,465	120,816
Shares issued in reinvestment of distributions	38	—
Shares redeemed	(7,444)	(2,561)
In-kind subscriptions	—	136,833 (b)

Net increase in share transactions	69,059	255,088

(a)	For the period December 29, 2011 (commencement of operations) to November 30, 2012.
(b)	See Note 9 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

13

1492 Small Cap Growth Fund

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended November 30, 2013	For the Period Ended November 30, 2012 (a)
Selected Per Share Data
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income (loss)	(0.09)	(0.08	)(b)
Net realized and unrealized gains (losses)	5.50	0.65	(f)

Total income (loss) from investment operations	5.41	0.57

Less distributions to shareholders:
From net investment income	— (g)	—

Total distributions	—	—

Net asset value, end of period	$15.98	$10.57

Total Return (c)	51.21%	5.70	%(d)

Ratios and Supplemental Data
Net assets, end of year (000)	$5,179	$2,697
Ratio of expenses to average net assets	1.10%	1.10	%(e)
Ratio of expenses to average net assets before waiver & reimbursement by Adviser	6.07%	13.85	%(e)
Ratio of net investment loss to average net assets	(0.78)%	(0.83	)%(e)
Portfolio turnover rate	104%	106	%(d)

(a)	For the period December 29, 2011 (commencement of operations) through November 30, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not Annualized.
(e)	Annualized.
(f)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(g)	Distributions from net investment income resulted in less than $0.005 per share.

See accompanying notes which are an integral part of these financial statements.

1492 Small Cap Growth Fund

Notes to the Financial Statements

November 30, 2013

NOTE 1. ORGANIZATION

The 1492 Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on September 27, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 29, 2011. The Fund’s investment adviser is 1492 Capital Management, LLC (the “Adviser”). The investment objective is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These polices are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholder on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income—The Fund follows industry practice and records security transactions on the trade date for financial statement purposes. The Long Term Highest Cost method (or specific identification) is used for determining gains or losses for financial statements and income tax purposes. The Long Term Highest Cost method assumes that, when a security is sold, the tax lot with the highest cost and qualifying for long term capital gain (loss) treatment is sold first. If no tax lots for a security sold qualify for long term capital gain (loss) treatment, then the Fund will default to clearing the highest cost tax lot with short term capital gain (loss) characteristics. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the year ended November 30, 2013, no redemption fees were collected.

15

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders on at least an annual basis. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such reclassifications for the year ended November 30, 2013.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual fund. These securities are categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), including certificates of deposit, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

17

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the 1492 Small Cap Growth Fund’s investments as of November 30, 2013:

	Valuation Inputs
Assets	Level 1—Quoted Prices in Active Markets	Level 2—Other Significant Observable Inputs	Level 3—Significant Unobservable Inputs	Total
Common Stocks*	$4,881,975	$—	$—	$4,881,975
Money Market Securities	325,834	—	—	325,834

Total	$5,207,809	$—	$—	$5,207,809

*	Refer to Schedule of Investments for industry classifications

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between fair value hierarchy levels during the fiscal year ended November 30, 2013.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended November 30, 2013, the Adviser earned fees of $38,451 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, excluding brokerage fees and commissions, borrowing costs, taxes, acquired fund fees and expenses, and extraordinary litigation expenses so that total annual fund operating expenses do not exceed 1.10% of net assets. The contractual agreement with respect to the Fund is in effect through March 31, 2014. For the fiscal year ended November 30, 2013, the Adviser waived fees and reimbursed expenses in the amount of $191,337. At November 30, 2013, the Adviser owed the Fund $15,369.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2013 are as follows:

Recoverable through
Amount	November 30,
$201,074	2015
191,337	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.

18

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Fund and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended November 30, 2013, fees for administrative, transfer agent, and fund accounting services, and Custodian expenses and the amounts due to HASI and the Custodian at November 30, 2013 were as follows:

Adminstration expenses	$35,193
Transfer agent expenses	$41,142
Fund accounting expenses	$25,141
Custodian expenses	$12,056
Payable to HASI	$8,546
Payable to Custodian	$1,793

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended November 30, 2013. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2013, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	4,591,554
Sales
U.S. Government Obligations	$—
Other	3,893,097

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2013, Virginia P. Wright, directly and indirectly, owned cumulatively 58.88% of the Fund. As a result, Virginia P. Wright may be deemed to control the Fund.

19

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2013

NOTE 8. FEDERAL TAX INFORMATION

At November 30, 2013, the appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$1,343,666
Gross (Depreciation)	(54,024)

Net Appreciation (Depreciation) on Investments	$1,289,642

At November 30, 2013, the aggregate cost of securities for federal income tax purposes was $3,918,167.

The tax character of distributions paid during the year ended November 30, 2013 were as follows:

2013
Ordinary Income	$409
Long-term Capital Gain	—

Total distributions paid	$409

There were no distributions by the Fund for the period ended November 30, 2012.

At November 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$236,240
Accumulated capital and other losses	(30,446)
Unrealized appreciation (depreciation)	1,289,642

$1,495,436

At November 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales amounting to $3,712.

As of November 30, 2013, accumulated capital and other losses consist of:

Qualified Late-Year Ordinary Losses*	Total
$ 30,446	$30,446

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

20

1492 Small Cap Growth Fund

Notes to the Financial Statements—continued

November 30, 2013

NOTE 9. IN-KIND SUBSCRIPTIONS

During the period ended November 30, 2012, the Fund accepted securities in lieu of cash (“in-kind subscriptions”) in exchange for shares of the Fund. In-kind subscriptions for the Fund were received on three separate occasions (February 29, 2012, March 19, 2012, and April 26, 2012) with subscriptions of 136,833 shares totaling $1,558,364.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2013, that would merit recognition or disclosure in the financial statements. Based upon this evaluation, on December 17, 2013, the Fund paid a long-term capital gain distribution of $0.717555 per share to shareholders of record on December 16, 2013.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

1492 Small Cap Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1492 Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of November 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1492 Small Cap Growth Fund as of November 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

January 24, 2014

TRUSTEES AND OFFICERS—(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.

Stephen A. Little (Age - 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age - 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age - 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age - 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Joseph L. Rezabek (Age - 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.

John C. Swhear (Age - 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.

Robert W. Silva (Age - 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

Lynn E. Wood (Age - 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.

Tara Pierson (Age - 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 571-1492 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

1492 Small Cap Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, 1492 Capital Management, LLC (“1492”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or 1492 (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 22, 2013 via teleconference to consider the renewal of the management agreement between the Trust and 1492 on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) detailed 15(c) letter to 1492 requesting information that the Board likely would consider in renewing the Fund’s management agreement, and 1492’s responses; (ii) description of factors considered by the Board in approving the Fund’s initial management agreement; (iii) commentary prepared by 1492 discussing the Fund’s performance for the year ended August 31, 2013, factors affecting this performance, and why the performance varied from that of the Fund’s benchmark; (iv) schedule of the Fund’s investments as of August 31, 2013; (v) the Administrator’s memorandum comparing the Fund’s performance returns to the returns of the Fund’s benchmark, Morningstar Category Average, and peer group for the year-to-date, three-month, and one-year periods ended August 31, 2013; comparing the Fund’s advisory fee and total expense ratio to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (vi) profitability analysis prepared by 1492 with respect to the Fund; (vii) soft dollar report for the Fund prepared by 1492; (viii) 1492’s profit & loss statement for the year ended August 31, 2013; (ix) copies of the Fund’s management agreement and expense cap limitation agreement; and (x) a report from the Trust’s Chief Compliance Officer summarizing 1492’s compliance program. After discussing the materials, the Committee contacted certain executives of 1492, including one of the Fund’s portfolio managers and 1492’s Chief Compliance Officer and Chief Operations Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on November 10 and 11, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with 1492 on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a) The Nature, Extent and Quality of Services – The Trustees reviewed 1492’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets and whether the resources are sufficient. The Trustees determined that 1492’s resources appear adequate in light of the size of the Fund and the complexity of its investment strategy, and specifically noted that 1492 continues to provide the services and support of various administrative and professional staff, including two portfolio managers and a chief compliance officer. The Trustees also noted 1492’s representation that it maintains professional liability insurance coverage. The Trustees also considered 1492’s representation that it was not proposing any changes to the level of services provided to Fund, nor any changes in the Fund’s investment strategy.

(b) Fund Performance – The Trustees next discussed the Fund’s performance, and reviewed materials provided by 1492 and the Administrator with respect to this performance. The Trustees noted that the Fund had strong performance, outperforming the returns of the Fund’s peer group average and median and its benchmark, the Russell 2000 Growth Index, over the three-month, year-to-date, and one-year periods ended August 31, 2013. The Trustees considered 1492’s explanation that much of this outperformance was the result of strong stock selection, particularly in the Healthcare, Information Technology, and Consumer Discretionary sectors.

The Trustees also considered information provided by 1492 at the Board meeting regarding the gross and net composite performance of separate accounts managed by 1492 using its small cap growth investment strategy, and noted that the net composite returns were inline, though slightly higher than, the Fund’s returns. The Trustees noted 1492’s representation that while these separate accounts are managed using the same small cap growth model used to manage the Fund, slight differences in performance should be expected due to the Fund’s investor inflows and outflows.

(c) Fee Rate and Profitability – The Trustees considered that the Fund’s net advisory fee (after fee waivers/expense reimbursements) is the lowest among its peer group funds as a result of 1492’s obligation to cap the Fund’s expenses through March 31, 2014. The Trustees also noted that the Fund’s total net expense ratio is below that of the peer group average and median. The Trustees considered 1492’s explanation that the management fee it charges small cap growth separate accounts is the same as the management fee charged to the Fund.

The Trustees considered other potential benefits that 1492 may receive in connection with its management of the Fund. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Fund along with other 1492 advisory clients. The Trustees noted that 1492 directs the Fund’s brokerage transactions to brokers who provide access to such research services, and considered 1492’s representation that these soft dollar products and services benefit all of 1492’s advisory clients, including the Fund.

The Trustees next considered the profitability analysis prepared by 1492, which noted that whether or not marketing expenses for the Fund are taken into account, 1492 is not earning a profit as a result of managing the Fund.

(d) Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by 1492 as the Fund grows larger, and the extent to which this is reflected in the advisory fee. The Trustees considered that the Fund is still extremely small. Because of this, the Trustees concluded that 1492 had not yet begun to realize economies of scale as a result of its management of the Fund, and determined that they would revisit this issue in the future as the Fund grows.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by 1492 to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and 1492 on behalf of the Fund.

1492 Small Cap Growth Fund

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by calling the Fund at (877) 571-1492 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

1492 Capital Management LLC

309 North Water Street, Suite 505

Milwaukee, WI 53202

www.1492Funds.com

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Symons Funds:	FY 2013	$24,000
	FY 2012	$22,000

The Roosevelt Fund:	FY 2013	$13,000
	FY 2012	$11,000

The Auer Fund:	FY 2013	$13,500
	FY 2012	$12,500

The 1492 Fund:	FY 2013	$12,500
	FY 2012	$11,000

(b)	Audit-Related Fees

Registrant
The Symons Funds:	FY 2013	$0
	FY 2012	$0

The Roosevelt Fund:	FY 2013	$0
	FY 2012	$0

The Auer Fund:	FY 2013	$0
	FY 2012	$0

The 1492 Fund:	FY 2013	$0
	FY 2012	$0

(c)	Tax Fees

Registrant
The Symons Funds:	FY 2013	$5,000
	FY 2012	$5,000

The Roosevelt Fund:	FY 2013	$2,500
	FY 2012	$2,500

The Auer Fund:	FY 2013	$2,500
	FY 2012	$2,500

The 1492 Fund:	FY 2013	$2,500
	FY 2012	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
The Symons Funds:	FY 2013	$0
	FY 2012	$0

The Roosevelt Fund:	FY 2013	$0
	FY 2012	$0

The Auer Fund:	FY 2013	$0
	FY 2012	$0

The 1492 Fund:	FY 2013	$0
	FY 2012	$0

Nature of the fees: Not applicable

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$0	$5,000
FY 2012	$0	$0

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 4, 2014 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date	2/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date	2/4/2014

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	2/4/2014